As filed with the Securities and Exchange Commission on December 23, 2024
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	875	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	877	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (513) 520-5925

Jay S. Fitton, Secretary
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to Rule 485(b).
[X]	on December 29, 2024 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 875 to the Registration Statement of Trust for Professional Managers is being filed to add the audited financial statements and certain related financial information for the fiscal year ended August 31, 2024 for the Performance Trust Total Return Bond Fund, Performance Trust Municipal Bond Fund and Performance Trust Multisector Bond Fund and to make other permissible changes under Rule 485(b).

Performance Trust Total Return Bond Fund
Institutional Class Shares (Symbol: PTIAX)
Class A Shares (Symbol: PTAOX)
Class C Shares (Symbol: PTCOX)

Performance Trust Municipal Bond Fund
Institutional Class Shares (Symbol: PTIMX)
Class A Shares (Symbol: PTRMX)

Performance Trust Multisector Bond Fund
Institutional Class Shares (Symbol: PTCRX)

Prospectus
December 29, 2024

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Performance Trust Mutual Funds
Each a series of Trust for Professional Managers (the “Trust”)

Summary Section - Performance Trust Total Return Bond Fund
Investment Objective
The investment objective of the Performance Trust Total Return Bond Fund (the “Total Return Bond Fund” or the “Fund”) (f/k/a Performance Trust Strategic Bond Fund) is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Total Return Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the Fund. Certain financial intermediaries that have a contractual arrangement with PT Asset Management, LLC (DBA: PTAM) (the “Adviser”), the Fund’s investment adviser, or an affiliate also may offer variations in Fund sales charges to their customers. Certain financial intermediaries may also offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” on page 38 of the Prospectus, in Appendix A to the Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Class A Sales Charge Reductions and Waivers” on page 63 of the Statement of Additional Information (the “SAI”).

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.76%	1.01%	1.76%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$78	$243	$422	$942
Class A	$326	$539	$770	$1,433
Class C	$179	$554	$954	$2,073

Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.62% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds and other fixed-income instruments (collectively, “fixed-income instruments”). “Fixed-income instruments” include corporate, government and municipal bonds, and asset-backed and mortgage-backed securities and other bonds, debt securities and similar fixed-income instruments issued by various U.S. Government, municipal or private-sector entities.
The Fund’s investments in fixed-income instruments may consist of residential mortgage-backed securities (“RMBS”) in the prime, subprime and “Alt-A” first lien mortgage sectors and commercial mortgage-backed securities (“CMBS”), including traditional and interest-only CMBS. Subprime mortgage loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A is one of three general classifications of mortgages along with prime and subprime. The risk profile of Alt-A mortgages falls between prime and subprime. The Fund may invest a substantial portion of its portfolio in RMBS and CMBS. These investments may consist of “agency” RMBS created by one of three quasi-governmental agencies (Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage (“Fannie Mae”), and Federal Home Loan Mortgage Corp. (“Freddie Mac”)), which directly or indirectly benefit from U.S. Government backing, and “non-agency” RMBS or CMBS issued by private financial institutions and entities, which do not benefit from U.S. Government backing.
The Fund’s investments also may consist of municipal securities issued by or on behalf of states and various local governments and municipalities throughout the United States and its territories, including general obligation municipal bonds, or other securities issued or explicitly guaranteed by state or local governments, and other municipal securities, such as essential purpose revenue bonds. Municipal securities may pay interest that is treated as either federally taxable or tax exempt.
In addition to RMBS, CMBS, and municipal bonds, the Fund’s investments may consist of, but are not limited to: collateralized debt obligations (“CDOs”) (including collateralized loan obligations (“CLOs”)) and other asset-backed securities collateralized by a variety of consumer and commercial loans (such as automobile loans/leases, equipment loans/leases, credit card debt, and unsecured consumer debt), certain of which may include loans to subprime borrowers; stripped mortgage-related or other asset-backed, including principal-only and interest-only securities; fixed, floating rate or inverse floating rate debt instruments; corporate bonds, including investment-grade bonds and high-yield bonds rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”), commonly known as “junk bonds”; real estate investment trusts (“REITs”); instruments guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government or its agencies, instrumentalities or sponsored corporations, as well as mortgage-backed securities of the U.S. Government or its agencies; interests in investment companies, including exchange-traded funds (“ETFs”); or other fixed-income or equity investments. The Fund may also invest a portion of its assets in futures contracts, options and swaps. The Fund may invest in these derivative instruments as a substitute for taking positions in fixed-income instruments or to reduce exposure to other risks.
The Fund’s portfolio managers construct the Fund’s investment portfolio with a target weighted average duration of no less than one and no more than ten. The duration of the Fund’s investment portfolio may vary materially from its target from time to time, and there is no assurance that the duration of the Fund’s investment portfolio will conform to these limits.
The Adviser uses a value-oriented strategy looking for higher-yielding and undervalued fixed-income securities that offer above-average total return. The Fund’s investment process begins with an evaluation of both interest rate and credit risk. Investments are selected for the Fund by applying a process whereby the Adviser makes a forward projection of the expected value of an investment after a period of time, assuming specific changes in the value of the investment or key factors that would affect its value, such as changes in interest rates, yield curve shifts and time horizons. For fixed-income instruments with credit components, a careful assessment of credit risk is made. Investments with superior risk/reward characteristics with respect to criteria such as price, interest rate sensitivity and credit quality, are selected for the Fund’s portfolio.
The Fund’s portfolio turnover rate is not intended to be high, although a higher turnover rate may occur as market conditions warrant. The Fund’s portfolio managers may sell an investment to satisfy redemption requests, when a security no longer satisfies the Fund’s investment criteria as described above, or when a more attractive investment opportunity becomes available.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Total Return Bond Fund.
The principal risks of investing in the Fund include:
Management Risk
The Fund is actively managed by the Adviser. There is a risk that an actively managed fund may produce sub-par returns compared to a benchmark index. Strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
General Market Risk
The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
Fixed-Income Securities Risks
Fixed-income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. An issuer may not make timely payments of principal and interest. An issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.
Mortgage-Backed Securities Risk:

➢    Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities are subject to the risk of default or may otherwise fail, leading to non-payment of interest and principal. In addition, the liquidity of such investments may change over time.
➢    Prepayment Risk of Mortgage-Backed Securities. In times of declining interest rates, the Fund’s higher yielding MBS may be prepaid and the Fund will have to replace them with securities having a lower yield.
➢    Extension Risk of Mortgage-Backed Securities. In times of rising interest rates, mortgage prepayments may slow causing portfolio securities considered short- or intermediate-term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.
➢    Interest-Only and Principal-Only MBS Risk. These securities are extremely sensitive to changes in interest rates and prepayments.
CDO/CLO Risk
In addition to the normal interest rate, default and other risks of fixed-income securities, CLOs and CDOs carry additional risks, including the possibility that distributions from collateral securities may not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CDOs and CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
RMBS Risk
RMBS are subject to the risks generally associated with fixed-income securities and mortgage-backed securities. Credit risk on RMBS arises from losses due to delinquencies and defaults by borrowers in payments on the underlying mortgages. The rate of delinquencies and defaults on RMBS and the amount of the resulting losses depend on a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. The risks associated with RMBS are greater for those in the Alt-A and subprime first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, and generally have higher default rates than loans that meet government underwriting requirements. Therefore, RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

CMBS Risk
CMBS are subject to the risks generally associated with mortgage-backed securities.  CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages.  CMBS issued by non-government entities may be subject to greater volatility than government issues.  CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

Inverse Floating Rate Debt Instruments Risk
The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than fixed rate bonds. The price of inverse floaters is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. An investment in certain inverse floaters may involve the risk that the Fund could lose more than its original principal investment.

Stripped Mortgage-Backed Securities (“SMBS”) Risk
SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings & loans, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
Asset-Backed Securities Risk
The impairment of the value of the collateral underlying a security in which the Fund invests such as non-payment of loans, may result in a reduction in the value of the security. Like mortgage-backed securities, asset-backed securities are also subject to prepayment risk and extension risk.
U.S. Government Obligations Risk
U.S. Government obligations include securities issued or guaranteed as to principal and interest by government-sponsored entities, such as the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or the instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship by the U.S. Treasury until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities may default on a financial obligation. Additionally, if the Fannie Mae and Freddie Mac conservatorship is terminated, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

High-Yield Fixed-Income Securities Risk
High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade by a NRSRO. Junk bonds are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Junk bonds are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Liquidity Risk
Trading opportunities are more limited for fixed-income securities, including MBS, that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Accordingly, there may be no willing buyer of the Fund’s securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
Interest Rate Risk
Securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.

REIT Risk
A REIT’s share price may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.
Credit Risk
An issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

Municipal Securities Risks
The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Because the Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund.
Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.
The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a financial guarantor that offers insurance coverage for a specific kind of insurable risk, such as municipal bond insurance policies). If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.
Municipal securities may decrease in value during times when tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are a noncorporate shareholder subject to the AMT, you may have to pay federal tax on a portion of your distributions from tax-exempt income. If this is the case, the Fund’s net after-tax return to you may be lower.
Derivative Securities Risk
The Fund’s use of derivatives may cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge. Because the use of derivative instruments often creates economic leverage, the Fund’s investments in derivatives could create exposure greater than the value of the securities in the Fund’s portfolio. Investing in derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. During unfavorable market conditions, derivative instruments could become harder to value or sell at a fair price. As a result, the Fund may be unable to liquidate a position because of an illiquid secondary market. Investments in derivative instruments are also subject to the risk that a counterparty to the derivative instrument may become insolvent, enter administration, liquidate or otherwise fail to perform its obligations due to financial difficulties. In such situations, the Fund may obtain no recovery of its investment, or any recovery may be delayed.

➢    Futures Contract Risk
Futures contracts are subject to the same risks as the underlying investments that they represent and derivatives risks generally, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.

➢    Options Risk
Options are subject to the same risks as the investments in which the Fund invests directly and derivatives risks generally, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed.

➢    Swap Agreements Risk
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and typically will not have liquidity beyond the counterparty to the agreement.

Valuation Risk
The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made under the Adviser’s fair value pricing procedures may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and may vary depending on the information that is available.
Other Investment Companies Risk
The Fund may invest in shares of other investment companies, including closed-end mutual funds and ETFs. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. Your cost of investing in the Fund may be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the

ETFs or underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Cybersecurity Risk
With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the one-year, five-year, ten-year, and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.ptam.com or by calling 1-877-738-9095.
Calendar Year Total Return as of December 31
Institutional Class Shares(1)
(1)The returns shown in the bar chart are for Institutional Class shares. Class A shares and Class C shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different sales charges and expenses. Performance for Class A and Class C shares would be lower as expenses for Class A shares and Class C shares are higher.
The Fund’s calendar year-to-date return for Institutional Class shares as of September 30, 2024 was 6.10%. During the period shown in the bar chart, the best performance for a quarter for the Fund’s Institutional Class shares was 6.72% (for the quarter ended December 31, 2023). The worst performance for a quarter for the Fund’s Institutional Class shares was -5.61% (for the quarter ended March 31, 2022).

Average Annual Total Returns For the Periods Ended December 31, 2023
	One Year	Five Year	Ten Year	Since Inception (8/31/10)
Institutional Class Shares
Return Before Taxes	7.48%	1.58%	3.37%	4.43%
Return After Taxes on Distributions	5.69%	-0.01%	1.48%	2.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.39%	0.56%	1.76%	2.65%
Class A Shares
Return Before Taxes	4.74%	0.89%	2.89%	4.00%
Class C Shares
Return Before Taxes	6.35%	0.58%	2.35%	3.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	2.00%
The share class now designated as Institutional Class shares of the Fund commenced operations on September 1, 2010. Class A and Class C shares of the Fund commenced operations on January 2, 2019. Performance shown for Class A shares and Class C shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect Class A and Class C fees and expenses.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Class shares only and after-tax returns for Class A shares and Class C shares may vary.

In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.
Management

Investment Adviser
PT Asset Management, LLC (DBA: PTAM) serves as the Fund’s investment adviser.
Portfolio Managers
Mr. G. Michael Plaiss and Mr. Anthony Harris have served as portfolio managers to the Fund since the Fund commenced operations in September 2010. Mr. Mark Peiler and Mr. Lars Anderson have served as portfolio managers to the Fund since December 2023.

Name	Primary Title
G. Michael Plaiss, CFA	Senior Portfolio Manager
Anthony J. Harris, CPA	Senior Portfolio Manager
Mark Peiler, CFA	Portfolio Manager
Lars Anderson, CFA	Portfolio Manager
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 22.

Summary Section - Performance Trust Municipal Bond Fund
Investment Objective
The investment objective of the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund” or the “Fund”) is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the Fund. Certain financial intermediaries that have a contractual arrangement with PT Asset Management, LLC (DBA: PTAM) (the “Adviser”), the Fund’s investment adviser, or an affiliate also may offer variations in Fund sales charges to their customers. Certain financial intermediaries may also offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” on page 38 of the Prospectus, in Appendix A to the Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Class A Sales Charge Reductions and Waivers” on page 63 of the Statement of Additional Information (the “SAI”).

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Class A (formerly, Retail Class)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.09%
Total Annual Fund Operating Expenses	0.50%	0.74%

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class A	$299	$456	$627	$1,123

Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.72% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in investment-grade quality municipal bonds and other municipal securities (collectively, “municipal securities”) that pay interest that is exempt from regular federal income tax. The Fund may invest up to 20% of its net assets in below investment-grade municipal securities as well as up to 20% of its net assets in securities that produce income subject to federal income tax. The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or entities in which the interest is paid solely from revenues of similar projects. In addition, the Fund may invest up to 20% of its net assets in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”).

The Fund invests in municipal securities issued by or on behalf of states and local governmental authorities throughout the United States and its territories that pay interest that is exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (“AMT”) for a noncorporate shareholder.

Investment-grade municipal securities include securities rated “investment grade” (e.g., BBB/Baa or higher) at the time of purchase by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, judged by the Adviser to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk” bonds.
The dollar-weighted average portfolio effective maturity of the Fund will normally be more than 10 years but less than 22 years. The average duration will be more than 5 but less than 11.
The Adviser uses a value-oriented strategy looking for higher-yielding and undervalued municipal securities that offer above-average total return. The Fund’s investment process begins with a top-down review of portfolio duration and yield curve positioning as well as industry, sector and credit quality. The Adviser makes a forward projection of an individual investment’s total return characteristics over a variety of economic and interest rate scenarios, yield curve shifts and time horizons. The Adviser may choose to sell an investment with deteriorating credit quality or limited upside potential compared to other available investments in the market.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.
The principal risks of investing in the Fund include:
Management Risk
The Fund is actively managed by the Adviser. There is a risk that an actively managed fund may produce sub-par returns compared to a benchmark index. Strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
General Market Risk
The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Municipal Securities Risks
The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Because the Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund.
Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.
The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a financial guarantor that offers insurance coverage for a specific kind of insurable risk, such as municipal bond insurance policies). If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.
Municipal securities may decrease in value during times when tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are a noncorporate shareholder subject to the AMT, you may have to pay federal tax on a portion of your distributions from tax-exempt income. If this is the case, the Fund’s net after-tax return to you may be lower.
Credit Risk
An issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

Fixed-Income Securities Risks
Fixed-income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. An issuer may not make timely payments of principal and interest. An issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.
High-Yield Fixed-Income Securities Risk
High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade by a NRSRO. Junk bonds are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Junk bonds are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Other Investment Companies Risk
The Fund may invest in shares of other investment companies, including closed-end mutual funds and ETFs. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. Your cost of investing in the Fund may be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the ETFs or underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
U.S. Government Obligations Risk
U.S. Government obligations include securities issued or guaranteed as to principal and interest by government-sponsored entities, such as the U.S.
Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or the instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship by the U.S. Treasury until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities may default on a financial obligation. Additionally, if the Fannie Mae and Freddie Mac conservatorship is terminated, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

Liquidity Risk
Trading opportunities are more limited for fixed-income securities, including MBS, that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Accordingly, there may be no willing buyer of the Fund’s securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
Interest Rate Risk
Securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.

Valuation Risk
The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made under the Adviser’s fair value pricing procedures may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and may vary depending on the information that is available.
Cybersecurity Risk
With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the one-year, five-year, ten-year, and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.ptam.com or by calling 1- 877-738-9095.

Calendar Year Total Return as of December 31
Institutional Class Shares(1)
(1)The returns shown in the bar chart are for the Institutional Class shares. Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different sales charges and expenses. Performance for Class A shares would be lower as expenses for Class A shares are higher.
The Fund’s calendar year-to-date return for Institutional Class shares as of September 30, 2024 was 3.58%. During the period shown in the bar chart, the best performance for a quarter for the Fund’s Institutional Class shares was 10.68% (for the quarter ended December 31, 2023). The worst performance for a quarter for the Fund’s Institutional Class shares was -7.26% (for the quarter ended March 31, 2022).

Average Annual Total Returns For the Periods Ended December 31, 2023
Institutional Class Shares	One Year	Five Year	Ten Year	Since Inception (6/30/2011)
Return Before Taxes	8.67%	2.45%	3.65%	4.25%
Return After Taxes on Distributions	8.46%	2.23%	3.54%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares	6.53%	2.34%	3.40%	3.93%
Class A Shares
Return Before Taxes	6.00%	1.74%	3.19%	3.83%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	3.03%	3.23%
Institutional Class shares of the Fund commenced operations on June 30, 2011. Class A shares of the Fund (formerly designated as Retail Class shares) commenced operations on September 28, 2012. Performance shown for Class A shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect Class A fees and expenses.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Class shares only and after-tax returns for Class A shares may vary.
In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.
Management

Investment Adviser
PT Asset Management, LLC (DBA: PTAM) serves as the Fund’s investment adviser.
Portfolio Managers
Mr. G. Michael Plaiss, Senior Portfolio Manager, and Mark Peiler, Portfolio Manager, are the portfolio managers of the Fund. Mr. Plaiss has served as a portfolio manager of the Fund since the Fund’s commencement of operations in June 2011 and Mr. Peiler has served as a portfolio manager of the Fund since March 2022.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 22.

Summary Section - Performance Trust Multisector Bond Fund
Investment Objective
The investment objective of the Performance Trust Multisector Bond Fund (the “Multisector Bond Fund” or the “Fund”) (f/k/a Performance Trust Credit Fund) is to achieve long-term investment returns primarily by investing in a portfolio of income producing securities that may have the potential for capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Institutional Class
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Interest Expense	0.02%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.03%
Less: Fee Waiver/Expense Reimbursement	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.01%
(1)Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, PT Asset Management, LLC (DBA: PTAM) (the “Adviser”) and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of any Excluded Expenses) for Institutional Class shares do not exceed 0.99% of the Fund’s average daily net assets through at least December 29, 2025. “Excluded Expenses” include any front-end or contingent deferred loads, Rule 12b-1 or shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses (“AFFE”) or extraordinary expenses such as litigation. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.
(2)Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes interest expense of 0.02%, which is an Excluded Expense.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed above is reflected only through December 29, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$103	$326	$567	$1,258

Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.36% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by active allocation primarily in the fixed-income securities market. The Adviser uses a value-oriented strategy to select investments that the Adviser believes have superior risk-reward characteristics with respect to criteria such as price, interest rate sensitivity and credit quality.

Investments are selected for the Fund by applying a process whereby the Adviser makes a forward projection of an instrument’s total return characteristics over a variety of interest rate scenarios, yield curve shifts and time horizons. This process, along with other relative value assessments, is applied on a top-down basis to determine allocations among sectors in the fixed-income universe. The process is also applied, along with in-depth credit assessments, on a bottom-up basis to select specific investments within each sector. These sectors may include, but are not limited to: U.S. government securities, corporate debt securities, including high-yield debt securities, municipal securities, mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities.

The Adviser allocates the Fund’s assets across different sectors in response to the changing environment, which includes but is not limited to, financial, market, economic, and political factors, and trends or events that the Adviser’s investment process determines may affect the Fund’s investments. The Fund’s allocation to different sectors will change over the life of the Fund, sometimes quickly, and the Fund may invest without limit to any sector or number of sectors in the fixed-income universe.

The Fund may invest in securities of any credit quality and maturity. Depending upon the Adviser’s allocation among different sectors, the Fund may invest without limit in securities rated below investment grade, or unrated securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds and other fixed-income instruments. The Fund’s investments in fixed-income instruments may consist of, but are not limited to, securities or other income producing instruments (such as loans) as follows: (1) securities issued or guaranteed by the U.S. Government, its agencies or sponsored corporations, (2) corporate obligations, (3) mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”)) and other asset-backed securities (“ABS”), collateralized mortgage obligations (“CMOs”), government mortgage pass-through securities, multi-class pass-through securities, private mortgage pass-through securities, stripped mortgage-backed securities (“SMBS”) (which include, interest-only and principal-only securities), and inverse floaters, (4) collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), (5) municipal securities and other debt obligations issued by state and local governments and government-sponsored entities, (6) distressed and defaulted securities, (7) payment-in-kind bonds, (8) zero-coupon bonds, (9) cash and cash equivalents, (10) other short-term investments including, but not limited to, commercial paper, certificates of deposit, repurchase agreements and investments in money market funds or similar pooled investments, and (11) other instruments bearing fixed or variable interest rates of any maturity.

The Fund may invest in derivatives, specifically futures contracts, options and swaps, to achieve its investment objective or to attempt to hedge some of the Fund’s investment risk. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third (33 1/3%) of its total assets. The Fund may also invest in repurchase agreements and borrow through reverse repurchase agreements.

The Fund may allocate to sectors described above by investing in other investment companies, including but not limited to, other open-end or closed-end investment companies and exchange-traded funds (“ETFs”). The allocation amount may be limited by tax considerations or other factors.

The Adviser constructs the Fund’s investment portfolio with a target weighted average duration of no less than one and no more than ten. The duration of the Fund’s investment portfolio may vary materially from its target from time to time, and there is no assurance that the duration of the Fund’s investment portfolio will conform to these limits. Duration is used to estimate the sensitivity of the security’s price to changes in interest rates. The longer the duration of the Fund’s portfolio, the more sensitive its market value will be to changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of ten would rise by approximately 10%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 10%.

The Fund’s portfolio managers may sell an investment to satisfy redemption requests, when an investment no longer satisfies the Fund’s investment criteria as described above, or when a more attractive investment opportunity becomes available. The Fund may engage in active and frequent trading of its portfolio.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.

The principal risks of investing in the Fund include:
Management Risk
The Fund is actively managed by the Adviser. There is a risk that an actively managed fund may produce sub-par returns compared to a benchmark index. Strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
General Market Risk
The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
Fixed-Income Securities Risks
Fixed-income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. An issuer may not make timely payments of principal and interest. An issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.
High-Yield Fixed-Income Securities Risk
High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade by a NRSRO. Junk bonds are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Junk bonds are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Liquidity Risk
Trading opportunities are more limited for fixed-income securities, including MBS, that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Accordingly, there may be no willing buyer of the Fund’s securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
Interest Rate Risk
Securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.

Mortgage-Backed Securities Risk:

➢    Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities are subject to the risk of default or may otherwise fail, leading to non-payment of interest and principal. In addition, the liquidity of such investments may change over time.
➢    Prepayment Risk of Mortgage-Backed Securities. In times of declining interest rates, the Fund’s higher yielding MBS may be prepaid and the Fund will have to replace them with securities having a lower yield.
➢    Extension Risk of Mortgage-Backed Securities. In times of rising interest rates, mortgage prepayments may slow causing portfolio securities considered short- or intermediate-term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.
➢    Interest-Only and Principal-Only MBS Risk. These securities are extremely sensitive to changes in interest rates and prepayments.
CMBS Risk
CMBS are subject to the risks generally associated with mortgage-backed securities.  CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages.  CMBS issued by non-government entities may be subject to greater volatility than government issues.  CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

Collateralized Debt Obligation/Collateralized Loan Obligation Risk
In addition to the normal interest rate, default and other risks of fixed-income securities, CLOs and CDOs carry additional risks, including the possibility that distributions from collateral securities may not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CDOs and CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
RMBS Risk
RMBS are subject to the risks generally associated with fixed-income securities and mortgage-backed securities. Credit risk on RMBS arises from losses due to delinquencies and defaults by borrowers in payments on the underlying mortgages. The rate of delinquencies and defaults on RMBS and the amount of the resulting losses depend on a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. The risks associated with RMBS are greater for those in the Alt-A and subprime first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, and generally have higher default rates than loans that meet government underwriting requirements. Therefore, RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

Inverse Floating Rate Debt Instruments Risk
The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than fixed rate bonds. The price of inverse floaters is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. An investment in certain inverse floaters may involve the risk that the Fund could lose more than its original principal investment.

Stripped Mortgage-Backed Securities Risk
SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings & loans, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
Asset-Backed Securities Risk
The impairment of the value of the collateral underlying a security in which the Fund invests such as non-payment of loans, may result in a reduction in the value of the security. Like mortgage-backed securities, asset-backed securities are also subject to prepayment risk and extension risk.
U.S. Government Obligations Risk
U.S. Government obligations include securities issued or guaranteed as to principal and interest by government-sponsored entities, such as the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or the instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship by the U.S. Treasury until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities may default on a financial obligation. Additionally, if the Fannie Mae and Freddie Mac conservatorship is terminated, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

Credit Risk
An issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

Municipal Securities Risks
The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Because the Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund.
Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.
The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a financial guarantor that offers insurance coverage for a specific kind of insurable risk, such as municipal bond insurance policies). If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.
Municipal securities may decrease in value during times when tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are a noncorporate shareholder subject to the AMT, you may have to pay federal tax on a portion of your distributions from tax-exempt income. If this is the case, the Fund’s net after-tax return to you may be lower.
Derivative Securities Risk
The Fund’s use of derivatives may cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge. Because the use of derivative instruments often creates economic leverage, the Fund’s investments in derivatives could create exposure greater than the value of the securities in the Fund’s portfolio. Investing in derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. During unfavorable market conditions, derivative instruments could become harder to value or sell at a fair price. As a result, the Fund may be unable to liquidate a position because of an illiquid secondary market. Investments in derivative instruments are also subject to the risk that a counterparty to the derivative instrument may become insolvent, enter administration, liquidate or otherwise fail to perform its obligations due to financial difficulties. In such situations, the Fund may obtain no recovery of its investment, or any recovery may be delayed.

➢    Futures Contract Risk
Futures contracts are subject to the same risks as the underlying investments that they represent and derivatives risks generally, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.

➢    Options Risk
Options are subject to the same risks as the investments in which the Fund invests directly and derivatives risks generally, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed.

➢    Swap Agreements Risk
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and typically will not have liquidity beyond the counterparty to the agreement.

Valuation Risk
The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made under the Adviser’s fair value pricing procedures may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and may vary depending on the information that is available.

Other Investment Companies Risk
The Fund may invest in shares of other investment companies, including closed-end mutual funds and ETFs. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. Your cost of investing in the Fund may be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the ETFs or underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Defaulted Securities Risk
Investments in defaulted securities entail high risk and have speculative characteristics. Risks of such investments include the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in working or restructuring or in bankruptcy or similar proceeding).

Repurchase Agreement Risk
Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

Reverse Repurchase Agreement Risk
A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Portfolio Turnover Risk
A higher portfolio turnover rate may result in increased brokerage transaction costs and the realization by the Fund, and the distribution to shareholders, of a greater amount of capital gains than if the Fund had a lower portfolio turnover rate, which may lower the Fund’s return.

Cybersecurity Risk
With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.ptam.com or by calling 1-877-738-9095.

Calendar Year Total Return as of December 31
Institutional Class Shares
The Fund’s calendar year-to-date return for Institutional Class shares as of September 30, 2024 was 8.65%. During the period shown in the bar chart, the best performance for a quarter for the Fund’s Institutional Class shares was 7.18% (for the quarter ended December 31, 2023). The worst performance for a quarter for the Fund’s Institutional Class shares was -5.94% (for the quarter ended June 30, 2022).

Average Annual Total Returns For the Periods Ended December 31, 2023
	One Year	Since Inception (12/31/2020)
Return Before Taxes	10.11%	0.82%
Return After Taxes on Distributions	7.39%	-1.33%
Return After Taxes on Distributions and Sale of Fund Shares	5.89%	-0.30%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	-3.31%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.
Management
Investment Adviser
PT Asset Management, LLC (DBA: PTAM) serves as the Fund’s investment adviser.

Portfolio Manager
The following individuals serve as portfolio managers of the Fund:

Name	Primary Title	Year Service Began
Anthony J. Harris, CPA	Senior Portfolio Manager	2021
G. Michael Plaiss, CFA	Senior Portfolio Manager	2021
Lars Anderson, CFA	Portfolio Manager	2021
Michael Isroff	Portfolio Manager	2023

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 22.

Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares by mail (Performance Trust Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 1-877- 738-9095, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Class A	Class C

Total Return Bond Fund
Minimum Initial Investment – All Accounts	$2,500	$1,000	$1,000
Minimum Subsequent Investment – All Accounts	$500	$500	$500
Municipal Bond Fund
Minimum Initial Investment – All Accounts	$2,500	$1,000	N/A
Minimum Subsequent Investment – All Accounts	$500	$500	N/A
Multisector Bond Fund
Minimum Initial Investment – All Accounts	$2,500	N/A	N/A
Minimum Subsequent Investment – All Accounts	$500	N/A	N/A
Tax Information
The Total Return Bond Fund and Multisector Bond Funds’ distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. The Municipal Bond Fund intends to make tax-exempt distributions that are exempt from regular federal income tax, but which may be subject to the federal AMT for a noncorporate shareholder. The Municipal Bond Fund may also make distributions that are taxable as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. Moreover, broker-dealers may charge commissions on brokerage transactions on Institutional Class shares. These payments may create conflicts of interest by influencing the broker- dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
Performance Trust Total Return Bond Fund
Investment Objective
The Total Return Bond Fund’s investment objective is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation.
Principal Investment Strategies
Under normal circumstances, the Total Return Bond Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds and other fixed-income instruments (collectively, “fixed-income instruments”). “Fixed-income instruments” in which the Fund principally invests include corporate, government and municipal bonds, and asset-backed and mortgage-backed securities and other bonds, debt securities and similar fixed-income instruments issued by various U.S. Government or private-sector entities.
The Total Return Bond Fund’s investments consist of fixed-income instruments and other investments which the Adviser believes have attractive risk/reward opportunities as identified by scenario-based total return analysis, a process whereby the Adviser estimates the expected value of an investment after a period of time, assuming specific changes in the value of the investment or key factors that would affect its value, such as changes in interest rates or credit quality. The Fund may invest in fixed-income securities of any maturity and bearing fixed, floating or variable interest rates. The Fund’s fixed-income security investments may be of any credit quality, including fixed-income securities that at the time of purchase are rated below investment grade or are unrated. Investment grade securities include securities rated in the highest four ratings categories at the time of purchase by at least one NRSRO or if unrated, judged by the Adviser to be of comparable quality. The Fund also may invest in registered securities or securities issued under an exemption from registration, such as pursuant to Rule 144A, which are subject to certain restrictions on transferability.
To achieve its investment objective, the Total Return Bond Fund may invest in RMBS in the prime, subprime and “Alt-A” first lien mortgage sectors and in traditional and interest-only CMBS. Prime mortgage loans are those that are within the guidelines for purchase by Ginnie Mae, Fannie Mae, and Freddie Mac. Subprime mortgage loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A is one of three general classifications of mortgages along with prime and subprime; the risk profile of Alt-A mortgages falls between prime and subprime. Alt-A mortgage loans do not meet the guidelines for purchase by Ginnie Mae, Fannie Mae, and Freddie Mac, and are thus not prime mortgage loans, usually because of one or more of the following factors: the credit risk of the borrower (i.e., lower credit score); reduced borrower income and asset documentation; higher borrower debt to income ratios; higher loan to value ratios; and/or the loans exceed the size limits for purchase under their respective charters. The Fund’s investments in RMBS and CMBS may consist of “agency” securities created by Ginnie Mae, Fannie Mae, and Freddie Mac, which directly or indirectly benefit from U.S. Government backing, and “non-agency” securities issued by private financial institutions and entities, which do not benefit from U.S. Government backing. In general, “non-agency” RMBS were initially issued with a variety of structures, but over time many such RMBS have become pass-through securities, while CMBS generally are issued with standardized structures. Since the Fund’s inception, the Fund has historically invested in senior “non-agency” RMBS within the prime and Alt-A mortgage sectors, but which are generally rated below investment grade, and in investment-grade rated CMBS. The Fund will invest a substantial portion of its portfolio in a combination of RMBS and CMBS. The level of investment in these assets classes may change over time as deemed appropriate by the Adviser in consideration of current market conditions.
The Total Return Bond Fund’s mortgage-backed security investments also may consist of stripped mortgage-backed securities, which are securities created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual interest-only or principal-only securities. These stripped mortgage-backed securities may receive differing proportions of the interest and principal payments from the underlying assets, including interest-only and principal-only securities. The Fund may also invest in inverse floaters, which are floating rate mortgage-backed securities or other types of debt instruments whose coupon rates have an inverse relationship to short-term interest rates or a specified benchmark index, such as CME Term SOFR.
The Total Return Bond Fund’s investments also may consist of municipal securities issued by or on behalf of states and various local governments and municipalities throughout the United States and its territories, including general obligation municipal bonds, or other securities issued or explicitly guaranteed by state or local governments, and other municipal securities, such as essential purpose revenue bonds.
Municipal securities may pay interest that is either federally taxable or tax exempt.
In addition, the Total Return Bond Fund may invest in instruments issued by, guaranteed by, or secured by collateral that is guaranteed by the U.S. Government or its agencies, instrumentalities or sponsored corporations. This may include direct obligations of the U.S. Government or its agencies or, as described above, “agency” mortgage-backed securities.
Since the Total Return Bond Fund’s inception, the Fund has historically invested substantially all of its assets in the fixed-income securities described above. The Fund may, however, invest in other debt or equity securities or instruments, including derivative instruments (which will be valued at market value), as part of its principal investment strategies. These investments may include, but are not limited to: collateralized debt obligations (including collateralized loan obligations) and other asset-backed securities collateralized by a variety of consumer and commercial loans (such as automobile loans/leases, equipment loans/leases, credit card debt, and unsecured consumer debt), certain of which may include loans to subprime borrowers; fixed or floating rate debt instruments; corporate bonds, including investment grade bonds and high-yield bonds rated below investment grade by a NRSRO, commonly known as “junk bonds”; REITs; or other investments. The Fund may invest in derivative instruments, specifically, futures contracts, options and swaps. The Fund may sometimes use these derivatives as a substitute for taking positions in securities and/or as part of a strategy designed to reduce exposure to other risks. For purposes of meeting the Fund’s policy of investing 80% of the Fund’s net assets in fixed-income securities, investments in derivatives will be valued at market value. The Fund may also invest in other investment companies, including closed-end funds and ETFs.
The Total Return Bond Fund’s portfolio managers intend to construct the Fund’s investment portfolio with a target weighted average duration of no less than one and no more than ten. Duration is used to estimate the sensitivity of the security’s price to changes in interest rates. The duration of the Fund’s investment portfolio may vary materially from its target from time to time, and there is no assurance that the duration of the Fund’s investment portfolio will conform to these limits.
The Adviser will use a value-oriented strategy looking for higher-yielding and undervalued fixed-
income securities that offer above-average total return. The Total Return Bond Fund’s investment process begins with an evaluation of both interest rate and applicable credit risk. The Adviser makes a forward projection of a fixed-income instrument’s total return characteristics over a variety of interest rate scenarios, yield curve shifts and time horizons. For fixed-income instruments with credit components, a careful assessment of credit risk is made. Fixed-income instruments with superior risk reward characteristics, with respect to criteria such as price, interest rate sensitivity and credit quality, are selected for the Fund’s portfolio. The Adviser’s risk management process is enhanced by appropriate diversification of security type, type of issuer and geographic location.
The Total Return Bond Fund’s portfolio turnover rate is not intended to be high, although a higher turnover rate may occur as market conditions warrant. The Fund’s portfolio managers may sell an investment to satisfy redemption requests, when a security no longer satisfies the Fund’s investment criteria as described above, or when a more attractive investment opportunity becomes available.
Performance Trust Municipal Bond Fund
Investment Objective
The Municipal Bond Fund’s investment objective is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital.

Principal Investment Strategies
Under normal circumstances, the Municipal Bond Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in investment-grade municipal bonds and other municipal obligations (collectively, “municipal securities”) issued by or on behalf of state and local governmental authorities throughout the United States and its territories that are exempt from regular federal income tax, but not necessarily exempt from AMT for a non-corporate Fund shareholder. Investment grade municipal securities include securities rated in the highest four ratings categories at the time of purchase by at least one NRSRO or if unrated, judged by the Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds, as well as up to 20% of its net assets in municipal securities that pay interest subject to federal income tax. After purchase, a municipal security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Adviser will consider whether to continue to hold the security.

In addition, the Municipal Bond Fund may invest up to 20% of its net assets in other investment companies, including closed-end funds and ETFs. Investments in other investment companies that invest predominantly in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax are considered investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax for the 80% test.
The Municipal Bond Fund’s portfolio managers intend to construct the Fund’s investment portfolio with a target weighted average portfolio effective maturity of between 10 and 22 years. The average duration will be more than 5 but less than 11. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated maturity due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity.
Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
It is possible that 25% or more of the Municipal Bond Fund’s assets could be invested in municipal securities that would tend to respond similarly to particular economic or political developments or the interest on which is based on revenues or otherwise related to similar types of projects. An example would be securities of issuers whose revenues are paid from similar types of projects, such as education, housing or transportation. The Adviser will use a value-oriented strategy looking for higher-yielding and undervalued municipal securities that offer above-average total return. The Fund’s investment process begins with a top-down review of portfolio duration and yield curve positioning as well as industry, sector and credit quality. The Adviser makes a forward projection of an individual investment’s total return characteristics over a variety of economic and interest rate scenarios, yield curve shifts and time horizons.
For investments with credit components, a careful assessment of credit risk is made. Securities with superior risk reward characteristics, with respect to criteria such as price, interest rate sensitivity and credit quality, are selected for the Municipal Bond Fund’s portfolio. The Adviser’s risk management process is enhanced by appropriate diversification of security type, type of issuer and geographic location.
The Municipal Bond Fund’s portfolio managers may sell an investment to satisfy redemption requests, when a security no longer satisfies the Fund’s investment criteria as described above, or when a more attractive investment opportunity becomes available.
Performance Trust Multisector Bond Fund

Investment Objective
The Multisector Bond Fund’s investment objective is to achieve long-term investment returns primarily by investing in a portfolio of income producing securities that may have the potential for capital appreciation.

Principal Investment Strategies
The Multisector Bond Fund seeks to achieve its investment objective by active allocation primarily in the fixed-income securities market. The Adviser will use a value-oriented strategy to select investments that the Adviser believes have superior risk-reward characteristics with respect to criteria such as price, interest rate sensitivity and credit quality.

Investments are selected for the Multisector Bond Fund by applying a process whereby the Adviser makes a forward projection of an instrument’s total return characteristics over a variety of interest rate scenarios, yield curve shifts and time horizons. This process, along with other relative value assessments, is applied on a top-down basis to determine allocations among sectors in the fixed-income universe. The process is also applied, along with in-depth credit assessments, on a bottom-up basis to select specific investments within each sector. These sectors may include, but are not limited to: U.S. government securities, corporate debt securities, including high-yield debt securities, municipal securities, mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities.

The Adviser will and expects to allocate the Multisector Bond Fund’s assets across different sectors in response to the changing environment, which includes but is not limited to, financial, market, economic, and political factors, and trends or events that the Adviser’s investment process determines may affect the Fund’s investments. The Fund’s allocation to different sectors will change over the life of the Fund, sometimes quickly, and the Fund may invest without limit to any sector or number of sectors in the fixed-income universe.

The Multisector Bond Fund may invest in securities of any credit quality and maturity. Depending upon the Adviser’s allocation among different sectors, the

Fund may invest without limit in securities rated below investment grade, or unrated securities.

Under normal circumstances, the Multisector Bond Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds and other fixed-income instruments. The Fund’s investments in fixed-income instruments may consist of, but are not limited to, securities or other income producing instruments (such as loans) as follows: (1) securities issued or guaranteed by the U.S. Government, its agencies or sponsored corporations, (2) corporate obligations, (3) MBS (including CMBS and RMBS) and other ABS, CMOs, government mortgage pass-through securities, multi-class pass-through securities, private mortgage pass-through securities, SMBS (which include, interest-only and principal-only securities), and inverse floaters, (4) CDOs, including CLOs, (5) municipal securities and other debt obligations issued by state and local governments and government-sponsored entities, (6) distressed and defaulted securities, (7) payment-in-kind bonds, (8) zero-coupon bonds, (9) cash and cash equivalents, (10) other short-term investments including, but not limited to, commercial paper, certificates of deposit, repurchase agreements and investments in money market funds or similar pooled investments, and (11) other instruments bearing fixed or variable interest rates of any maturity.

The Multisector Bond Fund may invest in derivatives, specifically futures contracts, options and swaps, to achieve its investment objective or to attempt to hedge some of the Fund’s investment risk. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third (33 1/3%) of its total assets. The Fund may also invest in repurchase agreements and borrow through reverse repurchase agreements.

The Multisector Bond Fund may allocate to sectors described above by investing in other investment companies, including but not limited to, other open-end or closed-end investment companies and ETFs. The allocation amount may be limited by tax considerations or other factors.

The Adviser intends to construct the Multisector Bond Fund’s investment portfolio with a target weighted average duration of no less than one and no more than ten. The duration of the Fund’s investment portfolio may vary materially from its target from time to time, and there is no assurance that the duration of the Fund’s investment portfolio will conform to these limits.

The Adviser’s Senior Portfolio Managers oversee the investment selection, sector allocation, and all decision-making regarding the Multisector Bond Fund, which are guided by Shape Management, PTAM’s proprietary investment methodology. Shape Management is a math and logic approach that calculates the forward-looking returns for fixed-income securities in a wide variety of future interest rate scenarios. The Adviser employs a team approach in investment selection and sector allocation. The Adviser’s investment team adheres to a disciplined and repeatable investment methodology which combines third party and proprietary investment tools with the investment team’s experience in the industry. The investment process involves evaluating new investments, new sectors, and allocations on a daily basis, due to the dynamic nature of the fixed-income universe

The Multisector Bond Fund’s portfolio managers may sell an investment to satisfy redemption requests, when an investment no longer satisfies the Fund’s investment criteria as described above, or when a more attractive investment opportunity becomes available. The Fund may engage in active and frequent trading of its portfolio.

Duration
Duration is an estimate of a fixed-income security’s price sensitivity to changes in interest rates. Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due, and does not take into account a security’s cash flow over time. Duration estimates the percentage change in price of a fixed-income security, given a change of 1% to the fixed-income security’s yield. The duration of a Fund’s portfolio is the weighted average duration of all fixed-income securities held in the portfolio and estimates the portfolio’s change in value for changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of three would rise by approximately 3%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 3%.
Other Investment Policies of the Funds
Non-Principal Investment Strategy of the Total Return Bond Fund and the Municipal Bond Fund - Short Sales
As a non-principal investment strategy, each Fund may engage in short sales representing up to 10% of a Fund’s net assets. The Funds may engage in a short sale if the Adviser believes that an investment is fundamentally overvalued. The Funds may also engage in a short sale to hedge risk, from time to time, but they do not expect to systematically engage in short sales for that purpose. Short sales are transactions in which a Fund sells a security it does not own, and must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by a Fund. If the underlying security goes down in price between the time a Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Funds will realize a loss on the transaction.
Non-Principal Investment Strategies of the Municipal Bond Fund
As a non-principal investment strategy, the Municipal Bond Fund may invest in:  RMBS; CMBS; CDOs (including CLOs) and other asset-backed securities collateralized by a variety of consumer and commercial loans (such as automobile loans/leases equipment loans/leases, credit card debt, and unsecured consumer debt), certain of which may include loans to subprime borrowers; stripped mortgage-related or other asset-backed, including principal-only and interest-only securities; fixed or floating rate debt instruments; corporate bonds, including investment-grade bonds and high-yield bonds rated below investment grade by a NRSRO, commonly known as “junk bonds”; instruments guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government or its agencies, instrumentalities or sponsored corporations, as well as mortgage-backed securities of the U.S. Government or its agencies; and derivative instruments, specifically futures contracts, options and swaps.
Investments in Affiliated Funds – Total Return Bond Fund and Multisector Bond Fund
The Fund may invest its assets in one or more affiliated investment companies (each, an “affiliated fund”), for which the Adviser also serves as the affiliated fund’s investment adviser. Such an investment could allow the Fund to obtain the benefits of a more diversified portfolio than may otherwise be available through direct investments in those asset classes. The Fund will be subject to the risks associated with investing in the affiliated fund. The investment results of the affiliated fund will be the investment results of the Fund for those portions of the Fund’s assets invested in the affiliated fund. As a shareholder in the affiliated fund, the Fund will pay its proportional share of the expenses of the affiliated fund. To the extent the Fund invests in an affiliated fund, the Adviser will waive the management fees associated with the Fund’s investments in the affiliated fund.

Derivatives – Total Return Bond Fund and Multisector Bond Fund
To the extent a Fund invests in derivative instruments, which may include SMBS, futures, options, swaps, and reverse repurchase agreements, as applicable, each Fund limits its investments in derivatives to qualify as a limited derivatives user under Rule 18f-4 of the Investment Company Act of 1940, as amended (the “1940 Act”). Under Rule 18f-4, a Fund that limits its derivatives exposure to 10% of its net assets qualifies as a “limited derivatives user.”

Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, in response to market, economic, political, or other conditions, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
Change in Investment Objective
Each Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon approval by the Board of Trustees and 60 days’ written notice to shareholders. The Total Return Bond Fund will not make any change in its investment policy of investing at least 80% of net assets (including any borrowings for investment purposes) in bonds and other fixed-income instruments without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice. The Municipal Bond Fund may not make any change in its investment policy of investing at least 80% of net assets (including any borrowings for investment purposes) in investment-grade quality municipal bonds and other municipal securities that pay interest that is exempt from regular federal income tax without first obtaining shareholder approval. The Multisector Bond Fund will not make any change in its investment policy of investing at least 80% of net assets (including any borrowings for investment purposes) in bonds and other fixed-income instruments without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.
Principal Risks of Investing in the Funds
Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in a Fund over long or even short periods of time. Except where otherwise indicated, each risk factor is applicable to all of the Funds. The principal risks of investing in the Funds are:
Management Risk
The ability of the Funds to meet their investment objectives is directly related to the Adviser’s investment strategies for the Funds. The value of your investment in the Funds may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. The Funds are actively managed by the Adviser. There is a risk that an actively managed fund may produce sub-par returns compared to a benchmark index. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.
General Market Risk
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risks of investing in securities held by the Funds.

Recent Market Events
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Fixed-Income Securities Risk
Fixed-income securities held by the Funds are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below.
Interest Rate Risk
Securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.
Call Risk
During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Funds would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
Prepayment and Extension Risk
Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal prior to the security’s maturity. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Funds’ sensitivity to rising rates and its potential for price declines.
Credit Risk
An issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.
Liquidity Risk
Trading opportunities are more limited for fixed-income securities, including MBS, that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Funds may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Funds will be required to hold the security or keep the position open, and it could incur losses.
High-Yield Fixed-Income Securities Risk
High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade by a NRSRO. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.
Asset-Backed and Mortgage-Backed Securities Risk
Asset-backed and mortgage-backed securities are subject to the risks generally associated with fixed-income securities listed above. The risk of prepayment is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. In addition, the liquidity of such investments may change over time. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.
Commercial Mortgage-Backed Securities Risk
CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Collateralized Debt Obligation/Collateralized Loan Obligation Risk
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the debt obligation in which a Fund invests. CDOs and CLOs are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities may not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results. CLOs issue securities in tranches with different payment characteristics and different credit ratings. Below investment grade tranches of CLO securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. CLOs can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLOs in general. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.
Residential Mortgage-Backed Securities Risk
RMBS are subject to the risks generally associated with debt securities and mortgage-backed securities. Credit risk on RMBS arises from losses due to delinquencies and defaults by borrowers in payments on the underlying mortgages. The rate of delinquencies and defaults on RMBS and the amount of the resulting losses depend on a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. The risks associated with RMBS are greater for those in the Alt-A and subprime first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, and generally have higher default rates than loans that meet government underwriting requirements. Therefore, RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.
Inverse Floating Rate Debt Instruments Risk (Total Return Bond Fund and Multisector Bond Fund Only)
The Funds may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund’s limitation on investments in such securities.
Stripped Mortgage-Backed Securities (“SMBS”) Risk (Total Return Bond Fund and Multisector Bond Fund Only)
SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
Derivative Securities Risk (Total Return Bond Fund and Multisector Bond Fund Only)
Investments in futures contracts, options and swaps made by a Fund may be considered to be derivative securities. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a Fund’s investments. A Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if a Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Futures Contract Risk (Total Return Bond Fund and Multisector Bond Fund Only)
Futures contracts are subject to the same risks as the underlying investments that they represent and derivatives risks generally, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser incorrectly forecasts the value of investments in using a futures contract, a Fund might have been in a better position if a Fund had not entered into the contract.
Options Risk (Total Return Bond Fund and Multisector Bond Fund Only)
Options are subject to the same risks as the investments in which a Fund invests directly and derivatives risks generally, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser incorrectly forecasts the value of investments in using an option or futures contract, a Fund might have been in a better position if a Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.
Swap Agreements Risk (Total Return Bond Fund and Multisector Bond Fund Only)
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and typically will not have liquidity beyond the counterparty to the agreement. In a standard swap transaction, two parties agree to exchange the returns earned on specific reference assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.
U.S. Government and U.S. Government-Sponsored Entities Obligations Risk
U.S. Government obligations include securities issued or guaranteed as to principal and interest by government-sponsored entities, such as the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or the instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship by the U.S. Treasury until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities may default on a financial obligation. Additionally, if the Fannie Mae and Freddie Mac conservatorship is terminated, the investments of holders, including a Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.
Real Estate Investment Trust Risks (Total Return Bond Fund Only)
REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small- or medium-capitalization stocks, may trail returns from the overall stock market. Changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Municipal Securities Risks
The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. A Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or particular types of projects may have a disproportionate impact on a Fund’s share price.
Municipal obligations that a Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund.
The repayment of principal and interest on some of the municipal securities in which a Fund may invest may be guaranteed or insured by a monoline insurance company (a financial guarantor that offers insurance coverage for a specific kind of insurable risk, such as municipal bond insurance policies). The monoline guarantee or insurance will generally enhance the credit rating and lower the interest rate payable on the security. Certain monoline insurers have suffered losses from insuring structured products and other securities backed by residential mortgages. If a company insuring municipal securities in which a Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.
Municipal securities may decrease in value during times when federal income tax rates are falling. Since interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect a Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a particular obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Funds and the Adviser rely on these opinions and will not review the basis for them.
Valuation Risk
The prices provided by a Fund’s pricing service or independent dealers or the fair value determinations made under the Adviser’s fair value pricing procedures may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and may vary depending on the information that is available.
Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Other Investment Companies Risk
The Funds may invest in shares of other investment companies, including closed-end mutual funds and ETFs. Additionally, the Total Return Bond Fund and the Multisector Bond Fund may invest in certain affiliated funds. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. Your cost of investing in a Fund may be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the ETFs or underlying funds in addition to a Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Exchange-Traded Fund Risk
The price of an ETF may fluctuate within a wide range, and a Fund may lose money by investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in securities prices) halts trading generally. ETFs also have management fees that increase their cost. In addition, investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities on indices, forward contracts, swap agreements and similar instruments, may expose a Fund to potentially dramatic changes (losses) in the value of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class. You will indirectly bear fees and expenses charged by an ETF in addition to a Fund’s direct fees and expenses.
Defaulted Securities Risk (Multisector Bond Fund Only)
Investments in defaulted securities entail high risk and have speculative characteristics. Risks of such investment include the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in working or restructuring or in bankruptcy or similar proceeding).

Repurchase Agreement Risk (Multisector Bond Fund Only)
Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. A Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

Reverse Repurchase Agreement Risk (Multisector Bond Fund Only)
A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Portfolio Turnover Risk (Multisector Bond Fund Only)
A higher portfolio turnover rate may result in increased brokerage transaction costs and the realization by the Fund, and the distribution to shareholders, of a greater amount of capital gains than if the Fund had a lower portfolio turnover rate, which may lower the Fund’s return. A portfolio high turnover rate may mean that you would have a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

Cybersecurity Risk
With the widespread use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.
Short Sales Risk (Non-Principal Risk)
The Total Return Bond Fund and the Municipal Bond Fund may engage in short sales as a non-principal strategy. If the underlying security in a short sale goes down in price between the time a Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Fund will realize a loss on the short sale transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales. In addition, a Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required a Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of a Fund. For example, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases a Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that a Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, a Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Each Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.
Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI. Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders on Form N-CSR and in the holdings report on Part F of Form N-PORT. The annual and semi-annual reports are available by contacting Performance Trust Mutual Funds, c/o U.S. Bank
Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 1-877-738-9095, or on the Funds’ website at www.ptam.com.
The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.

Management of the Funds
The Adviser
The Trust, on behalf of the Funds, has entered into an investment advisory agreement (“Advisory Agreement”) with PT Asset Management, LLC (DBA: PTAM), an Illinois limited liability company located at 500 West Madison, Suite 500, Chicago, Illinois 60661. Founded in 1994, the Adviser is an asset manager focused on managing fixed-income portfolios.  The Adviser currently manages mutual funds and separately managed accounts, but has also managed other pooled investment vehicles focused on securitized products.  The Adviser is a SEC-registered investment adviser, and as of August 31, 2024, the Adviser had approximately $9.442 billion in assets under management. Under the Advisory Agreement, the Adviser manages the Funds’ investments subject to the supervision of the Board of Trustees. For the fiscal year ended August 31, 2024, the Adviser received management fees as a percentage of average daily net assets of 0.60%, 0.40% and 0.78% (net of fee waivers), of the Total Return Bond Fund, Municipal Bond Fund and Multisector Bond Fund, respectively.

Fund Expenses. The Funds are responsible for their own operating expenses; however, pursuant to an operating expense limitation agreement between the Adviser and the Trust on behalf of the Funds, the Adviser has agreed to reduce its management fees and/or reimburse expenses of each Fund to ensure that the total amount of Fund operating expenses (exclusive of Excluded Expenses) do not exceed 0.95%, 0.55% and 0.99% of the average daily net assets of the Total Return Bond Fund, Municipal Bond Fund and Multisector Bond Fund, respectively, through at least December 29, 2025. Any reduction in management fees or payment of expenses made by the Adviser may be reimbursed by a Fund in subsequent fiscal years if the Adviser so requests, provided the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on a Fund’s expenses at the time of waiver. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement will be reviewed and approved by the Board of Trustees. The operating expense limitation agreement can only be terminated by, or with the consent of, the Board of Trustees.
The Adviser also serves as investment adviser to the Performance Trust Short Term Bond ETF, which is currently offered in a separate prospectus.
A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement on behalf of the Funds is available in the Funds’ annual report to shareholders on Form N-CSR dated August 31, 2024.
Portfolio Managers
The Adviser uses a team approach for portfolio security selection and decision-making. The names and backgrounds of each Fund’s portfolio management team members are as follows:
G. Michael Plaiss, CFA®
Mr. Plaiss serves as a member of the Adviser’s portfolio management team, and is co-portfolio manager of the Adviser’s certain pooled investment vehicles and separately managed accounts. He brings over fifteen years of experience managing institutional fixed-income strategies. His responsibilities include portfolio construction, security selection, portfolio attribution, modeling RMBS and municipal bond cash flows, and risk management. Prior to joining the Adviser in May 2009, Mr. Plaiss managed fixed-income portfolios for banks and insurance companies, including at The Private Bank from 2002 to 2004 and at Strategic Capital Bank from 2004 to 2009. Before that, he spent five years with Kentucky Farm Bureau, Kentucky’s largest property and casualty insurance provider, where he managed more than $700 million in municipal and corporate bonds, mortgage-backed securities, and other structured credit portfolios. Earlier in his career, Mr. Plaiss held positions at multiple banking institutions where he also managed diverse structured credit portfolios. Mr. Plaiss graduated from Indiana University, Bloomington with a Bachelor of Arts degree in Economics, and is a CFA® charterholder.
Anthony J. Harris, CPA
Mr. Harris serves as a member of the Adviser’s portfolio management team, and is co-portfolio manager of the Adviser’s certain pooled investment vehicles and separately managed accounts. His responsibilities include portfolio construction, security selection, portfolio attribution, and risk management. Prior to joining the Adviser in February
2009, he co-founded Six Degrees Capital Management in January 2007, an alternative fixed-income investment manager focused on securitized products. From 2001 to 2007, Mr. Harris originated, structured, and invested in securitized products at BMO Capital Markets Corp. and managed a multi-billion dollar portfolio of ABS, CDOs, and RMBS. Mr. Harris began his career with PricewaterhouseCoopers and passed the CPA exam in 1998. Mr. Harris received a Bachelor of Business Administration from University of Michigan Ross School of Business with an emphasis in Accounting, and a MBA from the University of Chicago Booth School of Business with an emphasis in Finance and Economics.
Lars Anderson, CFA®
Mr. Anderson serves as a member of the Adviser’s portfolio management team. Mr. Anderson is responsible for the portfolio construction, security selection, and modeling securitized credit securities. Mr. Anderson joined the Adviser in January 2011 as an Analyst. In December 2017 he was promoted to Senior Analyst and in September 2020 he was named a Portfolio Manager of the Adviser. Mr. Anderson received a Bachelor of Science in Business and Economics with a concentration in Finance from North Park University, and is a CFA® charterholder.

Mark Peiler, CFA®
Mr. Peiler serves as a member of the Adviser’s portfolio management team. His responsibilities include portfolio construction, security selection and risk management of municipal bonds. Prior to joining the Adviser, Mr. Peiler was the Chief Investment Officer at BNC National Bank for over 23 years from 1998 to 2022. At BNC National Bank, he applied Shape Management to the management of its portfolio of municipal, mortgage-backed, and other structured fixed-income securities. Mr. Peiler also managed portfolios for clients of its Wealth Management Division, and prior to leaving BNC National Bank, he was named the Interim Chief Financial Officer. Mr. Peiler received a Bachelor of Business Administration majoring in Banking and Financial Economics from the University of North Dakota, and is a CFA® charterholder. Mr. Peiler served on the CFA Society Minnesota board from 2010 through 2021, and was its President from 2017 through 2019.

Michael Isroff
Mr. Isroff serves as a member of the Adviser’s portfolio management team. He joined the Adviser in March 2015 and became a Portfolio Manager in March 2023. Mr. Isroff is responsible for portfolio construction and security selection with an emphasis on commercial mortgage-backed securities. Prior to joining the Adviser, Mr. Isroff was a Senior Manager for Deloitte where he advised clients on commercial real estate acquisitions, real estate mergers and loan workouts. From 2003 to 2008, he was a member of the acquisitions team for Pearlmark Real Estate Partners (formerly Transwestern Investment Company), a real estate private equity firm based in Chicago. In total, Mr. Isroff has been directly involved, as both a principal and an advisor, in the closing of over $3.0B in commercial real estate transactions across all major property types. Mr. Isroff earned a Bachelor of Science degree from University of Kansas and received his Juris Doctorate from DePaul University College of Law.

CFA® is a registered trademark owned by the CFA Institute.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds.

Shareholder Information
Choosing a Share Class
Below is information about the manner in which the Funds offer shares.
A financial intermediary may offer Fund shares subject to variations in or elimination of Fund sales charges (“variations”), provided such variations are described in this Prospectus. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another financial intermediary.
The Total Return Bond Fund offers Institutional Class shares, Class A shares and Class C shares, the Municipal Bond Fund offers Institutional Class shares and Class A shares, and the Multisector Bond Fund offers Institutional Class shares in this Prospectus. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

	Institutional Class	Class A	Class C
Availability	Generally available to institutions such as: retirement plans such as 401(a), 401(k),
403(b) or 457
	plans; certain IRAs; registered investment advisers investing on behalf of clients; officers of the Trust, former Fund trustees, employees of the Fund and Adviser and other individuals who are affiliated with the Fund; and wrap fee programs of certain broker- dealers.	Generally available only through financial intermediaries.	Generally available through financial intermediaries. Also available to direct investors.
Initial Sales Charge	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge	No.	No.	No.
Distribution and Service (12b-1) Fees	No.	0.25% Annual Distribution and Service (12b-1) Fee.	1.00% Annual Distribution and Service (12b-1) Fee.
Class A. You pay a sales charge when you invest in Class A shares of the Total Return Bond Fund or the Municipal Bond Fund, unless you qualify for a reduction or waiver. There are several ways to reduce this charge. See the section “Sales Charge Reductions and Waivers” below. Class A shares are subject to lower annual expenses than Class C shares. You do not pay a sales charge on purchases of Class A shares of a Fund in amounts of $1,000,000 or more. In addition, there is no sales charge on subsequent Class A share purchases in a Fund if the aggregate value of your Class A shares and Class C shares in the Fund exceeds $1,000,000 and you have elected to either (1) maintain your Class C account and make subsequent Fund investments in Class A shares, or (2) exchange (without federal income tax implications) all or a portion of your Class C shares in the Fund for Class A shares of the Fund and make subsequent investments in such Class A shares. Share purchases are not aggregated across the Funds for purposes of the foregoing.
Without a reduction or waiver, the price that you pay when you buy Class A shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge” or “load”), which varies depending upon the size of your purchase. The sales charge for Class A shares of the Total Return Bond Fund or the Municipal Bond Fund is calculated as follows:(1)

When you invest this amount	Sales Charge as a Percentage of Offering Price(2)	Sales Charge as a Percentage of Net Amount Invested(3)	Dealer Reallowance
Less than $100,000(4)	2.25%	2.30%	2.00%
$100,000- $249,999.99	1.25%	1.27%	1.00%
$250,000- $999,999.99	1.00%	1.01%	1.00%
$1,000,000 or more	0.00%	0.00%	0.00%
(1)Class A shares are offered and sold at the next offering price, which is the sum of the NAV per share and the sales charge indicated above. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
(2)The difference between the total amount invested and the sum of (a) the net proceeds to a Fund and (b) the dealer reallowance, is the amount of the initial sales charge received by the Funds’ distributor, Foreside Fund Services (the “Distributor”) (also known as the “underwriter concession”).
(3)Rounded to the nearest one-hundredth percent.
(4)The minimum initial investment for Class A shares of a Fund is $1,000 for all accounts.
Information about sales charges, including applicable waivers, breakpoints, and discounts to the sales charges, is fully disclosed in this Prospectus, which is available, free of charge, on the Funds’ website at www.ptam.com. The Funds believe it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Funds do not make the sales charge information available to investors on the website independent of the Prospectus.
Class C. Class C shares of the Total Return Bond Fund are offered for sale at NAV, without the imposition of a sales charge. Class C shareholders pay higher annual expenses than Class A shares. You do not pay a sales charge on purchases of Class C shares.
Investors are not permitted to purchase $1,000,000 or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts (i.e. if an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction). In these instances, investors may want to consider the lower operating expense of Class A shares.
Institutional Class. Institutional Class shares are offered for sale at NAV for all Funds without the imposition of a sales charge, and no CDSC or redemption fee applies when you redeem your shares. Institutional Class shares also pay lower annual expenses than Class A shares or Class C shares.
Institutional Class shares are available to a limited type of investor, and may only be purchased by the following entities, subject to a minimum initial investment of $2,500 and minimum subsequent investment of $500: other mutual funds; endowments; foundations; bank trust departments or trust companies. Institutional Class shares may also be offered, with no initial or subsequent investment minimums, to:
•retirement plans such as 401(a), 401(k), 403(b) or 457 plans;
•certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in a Fund;
•registered investment advisers investing on behalf of clients in exchange for an advisory, management or consulting fee;
•trustees of the Trust, former Fund trustees, officers of affiliates of the Funds and Adviser and other individuals who are affiliated with the Funds (this also includes any spouse, parent, child, sibling, grandparent, grandchild and in-law of those mentioned) and Adviser affiliate employee benefit plans; and
•wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

Class A Sales Charge Reductions and Waivers (Total Return Bond Fund and Municipal Bond Fund)
Reducing Front-End Sales Charges. There are several ways you can lower your sales charge for Class A shares. To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family members in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Funds if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.
Rights of Accumulation. You may combine your current purchase of Class A shares of a Fund with other existing Class A shares of the Fund which you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares of the Fund purchased in accounts at the public offering price at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries or in other Funds. If the current purchase is made directly through the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family,” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. The Funds are not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Funds reserve the right to modify or terminate this right at any time.
Reinstatement Privilege. If you redeem Class A shares of a Fund, and within 60 days purchase and register new Class A shares of the same Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.
Letter of Intent. By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares of a Fund. Any Class A shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 2.25% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
Investments of $1,000,000 or More. There is no initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, nor on any purchase into a Class A share account with an accumulated value of $1,000,000 or more.
Financial Intermediary-Defined Sales Charge Variation Policies. A financial intermediary may impose different sales charge variations. Sales charge discount variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.
Initial Sales Charge Waivers. Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. The following persons will not be subject to a sales charge on purchases of Class A shares:
•any affiliate of the Adviser or any of its or the Funds’ officers, directors, trustees, employees or retirees;
•registered representatives of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•members of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers purchasing shares on behalf of their customers, including accounts purchasing shares in wrap-fee programs;
•financial intermediaries who have entered into agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers (see Appendix A – Financial Intermediary- Defined Sales Charge Variation Policies for a list of such entities);
•retirement (not including IRA accounts) and deferred compensation plans or the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(a), 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended, and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;
•401(a), 401(k), 403(b) or 457 plans, and profit sharing and pension plans that invest $1,000,000 or more or have more than 100 participants; or
•current shareholders whose aggregate investment in Class A shares of a Fund exceeds $1,000,000 subject to the conditions noted above.
You may be eligible for a waiver of the initial sales charge if you purchase Class A shares through a financial intermediary firm (such as a broker-dealer, financial adviser or financial institution) that has a contractual arrangement with the Adviser or an affiliate. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.
To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Funds if your share purchase is eligible for the sales load waiver. Initial sales charges will not be applied to shares purchased by reinvesting distributions.
The Funds believe that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Funds do not make all sales charge information available to investors on the website independent of the Prospectus. If you would like information about sales charge waivers, call your financial representative or contact the Funds at 1- 877-738-9095.
The Funds reserve the right to modify or eliminate these programs at any time.
Rule 12b-1 Distribution and Shareholder Servicing Plan (Total Return Bond Fund and Municipal Bond Fund)
The Total Return Bond Fund and Municipal Bond Fund have adopted a Distribution and Shareholder Servicing Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act pertaining to the Fund’s Class A shares and Class C shares, as applicable. Under the Distribution Plan, the Funds are authorized to pay the Distributor, or such other entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders on behalf of the Funds’ Class A shares and Class C shares, as applicable. The maximum amount of the Rule 12b-1 fee authorized is 0.25% of each Fund’s average daily net assets attributable to Class A shares annually, and 1.00% of the Total Return Bond Fund’s average daily net assets attributable to Class C shares, annually. The fee for Class C shares represents a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee. Because these fees are paid out of a Fund’s assets attributable to Class A shares and Class C shares, as applicable on an on-going basis, over time these fees will increase the cost of your investment in Class A shares and Class C shares of a Fund, and may cost you more than paying other types of sales charges.
Share Price
The price of a Fund’s shares is its NAV. The NAV per share is calculated by dividing the value of a Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time. The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, each Fund will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.
Each equity security owned by a Fund, including shares of closed-end funds, that is listed on a national securities exchange, except portfolio securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, a Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sell price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or the security is valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).
Debt securities, including U.S. Government and agency securities, corporate securities, municipal securities, asset-backed and mortgage-backed securities and short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. Such Pricing Services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Debt securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity.
Pricing Services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values for debt securities.
Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.
When market quotations are not readily available or deemed unreliable, a security or other asset, including a municipal security, is valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that each Fund’s shares are accurately priced. For more information, see the “Fair Value Pricing” section below.
When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are not readily available or are considered unreliable.
How to Purchase Shares
Shares of the Funds are purchased at the next calculated NAV after your purchase order is received in good order by the Funds, or by an Authorized Intermediary, as discussed below.
All purchase requests received in good order by the Transfer Agent, or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Funds to receive purchase and redemption orders on their behalf. For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders. Your order will not be accepted until the Funds or the Transfer Agent receives a completed Account Application. The Funds reserve the right to reject any Account Application.
The Funds reserve the right to reject any purchase order or suspend the offering of shares if, in their discretion, it is in the Funds’ best interest to do so. For example, a purchase order may be rejected if it appears so large that it would disrupt the management of a Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by a Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Funds and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.
Institutional Class shares of the Funds are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares of the Funds may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in a Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with certain broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Funds generally may purchase Institutional Class shares, subject to investment minimums. You should always discuss the suitability of your investment with your financial intermediary or financial adviser.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Minimum Investments
Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Class A	Class C
Total Return Bond Fund
Minimum Initial Investment – All Accounts	$2,500	$1,000	$1,000
Minimum Subsequent Investment – All Accounts	$500	$500	$500
Municipal Bond Fund
Minimum Initial Investment – All Accounts	$2,500	$1,000	N/A
Minimum Subsequent Investment – All Accounts	$500	$500	N/A
Multisector Bond Fund
Minimum Initial Investment – All Accounts	$2,500	N/A	N/A
Minimum Subsequent Investment – All Accounts	$500	N/A	N/A

The Funds reserve the right to waive the minimum initial investment or minimum subsequent investment amounts in their sole discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain intermediaries also may have investment minimums, which may differ from the Funds’ minimums, and may be waived at the intermediaries’ discretion. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.
Purchase Requests Must be Received in Good Order
Your share price will be the next calculated NAV per share after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

➢    the name of the Fund and share class you are investing in;
➢    the dollar amount of shares to be purchased;
➢    your Account Application or investment stub; and
➢    a check payable to “Performance Trust Mutual Funds.”

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Investing by Telephone
If you have completed the applicable “Telephone Options - Purchase Authorization” section of the Account Application, and your account has been open for at least 7 business days, you may purchase additional shares by calling the Funds toll free at 1-877-738-9095. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $500. If your order is received by the Transfer Agent or an Authorized Intermediary prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the price determined on the day your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Purchase by Mail
To purchase the Funds’ shares by mail, simply complete and sign the Account Application and mail it, together with your check made payable to “Performance Trust Mutual Funds,” to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund:

Regular Mail
Performance Trust Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight or Express Mail
Performance Trust Mutual Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services does not constitute receipt by the Transfer Agent.

Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
Purchase by Wire
If you are making your first investment in the Funds through wire purchase, the Transfer Agent must have a completed Account Application before you wire funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 1-877-738-9095 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund you are investing in, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank National Association
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Performance Trust Mutual Funds
(Name of Fund you are investing in)
(Shareholder Name/Account Registration)
(Shareholder Account Number)
Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), to be eligible for same day pricing. The Funds and U.S. Bank National Association, the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the AIP. The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. If your bank rejects your payment, the Funds’ Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the Account Application or call the Funds’ Transfer Agent at 1-877-738-9095 for instructions.
Purchasing Shares Through a Financial Intermediary
Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at 1-877-738-9095, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”
If you place an order for the Funds’ shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the next calculated NAV after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.
In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV next calculated after receipt in good order by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds, you should contact your financial intermediary directly.
Brokerage Platforms
Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in each Fund’s fee table or expense examples.
Anti-Money Laundering Program
The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):
➢    full name;
➢    date of birth (individuals only);
➢    Social Security or taxpayer identification number; and
➢    permanent street address
    (a P.O. Box number alone is not acceptable).
If you are opening an account in the name of certain legal entities (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.
If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. The Funds reserve the right to request additional clarifying information and may close your account and redeem your shares at the next computer NAV if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-877-738-9095.
How to Redeem Shares
Orders to sell or “redeem” shares may be placed either directly with the Funds or through a financial intermediary. If you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem Fund shares on any business day that the applicable Fund calculates its NAV. To redeem shares directly with the Funds, you must contact the Funds either by mail or by telephone to place a redemption request. Shares of a Fund are redeemed at the next calculated NAV after the Fund has received your redemption request in good order. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary in order to obtain that day’s closing NAV. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.
Shareholders who hold their shares through an IRA or other tax-advantaged account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution.
Payment of Redemption Proceeds
You may redeem your Fund shares at the NAV next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed.
All requests received in good order by the Transfer Agent or Authorized Intermediary before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.
A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:
➢    the shareholder’s name;
➢    the name of the Fund and share class you are invested in;
➢    the account number;
➢    the share or dollar amount to be redeemed; and
➢    signatures by all shareholders on the account and signature guarantee(s), if applicable.
The Funds reserve the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.
You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-established bank account. The Funds typically expect that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. In all cases, proceeds will be sent within seven calendar days after a Fund receives your redemption request, unless the Funds have suspended your right of redemption or postponed the payment date as permitted under federal securities laws.
The Funds typically expect they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. These redemption methods will be used regularly and may also be used during periods of stressed market conditions.
The Transfer Agent may delay payment of your redemption proceeds for up to 12 calendar days from the date of purchase or until your payment has cleared, whichever comes first. Shareholders can avoid this delay by utilizing the wire purchase option.

Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of their net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Funds are not responsible for interest lost on redemption amounts due to lost or misdirected mail.
Please note, under unusual circumstances, the Funds may suspend redemptions, as permitted by federal securities law. The Funds may also delay paying redemption proceeds for up to seven calendar days after receiving a request if an earlier payment could adversely affect the Funds.
Redemptions in-Kind
The Funds generally pay redemption proceeds in cash. However, the Trust has filed a notice of election under Rule 18f-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), under which the Trust has reserved the right to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. These securities paid in-kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash and may generate taxable gains. In addition, sales of such securities received in-kind may generate taxable gains. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. These securities received in-kind remain subject to general market risks until sold.
Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders. Redemptions in-kind may also be used during periods of stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.
Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that a Fund redeems shares in kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be on a pro-rata basis after excluding: (1) securities which, if distributed, would be required to be registered under the Securities Act of 1933, as amended; (2) securities issued by entities in foreign countries that restrict or prohibit such changes in beneficial ownership; and (3) Fund assets that must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
Signature Guarantees
The Transfer Agent may require a signature guarantee for certain requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
➢    if ownership is being changed on your account;
➢    when redemption proceeds are payable or sent to any person, address or bank account not on record;
➢    when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
➢    for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Redemption by Mail
You can execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:
Regular Mail
Performance Trust Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Performance Trust Mutual Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Wire Redemption
Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Telephone Redemption
If you have completed the applicable “Telephone Options” section of the Account Application, you may redeem shares by calling the Funds toll free at 1-877-738-9095. You may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at 1-877-738-9095. A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any of the owners or authorized persons.

Systematic Withdrawal Program (“SWP”)
The Funds offer a SWP whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month, quarter or annually is $100. The SWP may be terminated or modified by the Funds at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1- 877-738-9095 for additional information regarding the SWP.
The Funds’ Right to Redeem an Account
The Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of a Fund or for market reasons. The Funds will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account. Redemption of a shareholder’s account by the Funds may result in a taxable capital gain or loss for federal income tax purposes.
Converting or Exchanging Shares
Converting Shares. Subject to meeting the minimum investment amount for Institutional Class shares, investors currently holding Class A shares or Class C shares may convert to Institutional Class shares of the same Fund in fee-based programs sponsored by a financial intermediary, without incurring tax consequences and/or redemption fees.
You generally may elect on a voluntary basis to convert your Class A shares or Class C shares into Class A shares or Institutional Class shares of the Fund, subject to satisfying the eligibility requirements of Class A shares or Institutional Class shares.
Class C shares of the Total Return Bond Fund automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions occur during the month in which the 10-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares of the Total Return Bond Fund does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
Exchanging Shares. You may exchange all or a portion of your investment from one Fund to the same share class of another Fund in an identically registered account. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes which may result in a realized taxable gain or loss.
Call the Funds (toll-free) at 1-877-738-9095 to learn more about exchanges.
Tools to Combat Frequent Transactions
The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Funds’ investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Adviser, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds will apply all restrictions uniformly in all applicable cases.
Monitoring Trading Practices
The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request) in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
The Funds monitor selected trades in an effort to detect short-term trading activities. Short-term trading occurs when an investor (through one or more accounts) makes more than one round-trip (a purchase into a fund followed by a redemption) within a short period of time. Investors are limited to no more than four round-trip transactions in a 12-month period after which time future purchases into the Funds will be restricted. If, as a result of this monitoring, the Funds believe that an investor has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non- disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed or omnibus accounts may be limited.

Fair Value Pricing
The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser, subject to oversight by the Board of Trustees. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”
Other Fund Policies
Telephone Transactions
If you have accepted telephone privileges on the Account Application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed previously in the “How to Purchase Shares” section. Neither the Funds nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. The Funds are not responsible for delays due to communications or transmission outages, subject to applicable law.
The Funds will not accept a request to cancel a transaction once processing has begun. Please exercise care when placing a transaction request.
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine, subject to applicable law. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:
➢    that you correctly state your Fund account number;
➢    the name in which your account is registered; or
➢    the Social Security or taxpayer identification number under which the account is registered.

Policies of Authorized Intermediaries
Your Authorized Intermediary or its designee may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt or purchase of redemption requests that are different than the cut-off times established by the Transfer Agent. Please contact your Authorized Intermediary for details.
Closing of Funds to New Purchases
The Adviser retains the right to close the Funds (or partially close the Funds) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Funds to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (i.e., transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-877-738-9095 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
IRA Accounts
IRA accounts will be charged a $15 annual maintenance fee.

Distribution of Fund Shares and Payments to Financial Intermediaries
The Distributor
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC, an affiliate of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of each Fund’s shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds’ shares is continuous, and the Distributor distributes the Funds’ shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds.

Payments to Financial Intermediaries
The Funds may pay fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.
The Adviser, out of its own resources and legitimate profits, and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain intermediaries. These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Funds, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes
Distributions
Distributions from the net investment income of each Fund will be declared and paid monthly. Each Fund will distribute any net realized long-term or short-term capital gains at least annually, typically within the month of December. The Funds may make additional distributions of net capital gains if they deem it desirable at another time during any year.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the applicable Fund’s then current NAV and to reinvest all subsequent distributions.
Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds. Some of the changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. Please consult your tax adviser before investing.
Tax-Exempt Distributions
The Municipal Bond Fund generally intends to make tax-exempt distributions to shareholders of income from interest earned on qualifying municipal securities. For the Municipal Bond Fund to pay tax-exempt distributions for any taxable year, at least 50% of the aggregate value of its assets at the close of each quarter of its taxable year must consist of qualified municipal obligations. While the Municipal Bond Fund expects at least 50% of the aggregate value of its assets to consist of qualified municipal obligations, the Municipal Bond Fund, as discussed below, may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. Also, income exempt from federal income tax may be subject to state and local income tax. Furthermore, as discussed below, if you are a non-corporate shareholder subject to the AMT, you may have to pay federal income tax on a portion of your distributions from tax-exempt income. You may also be subject to tax on any distributions of net capital gain paid or deemed to be paid by the Municipal Bond Fund. The federal income tax status of all distributions made by the Municipal Bond Fund for the preceding year will be reported annually to the shareholders.
Taxable Investments
The Municipal Bond Fund may invest up to 20% of its net assets in U.S. Government and corporate bonds and other debt securities that are of the same quality as its investments in municipal bonds. These bonds produce income taxable for federal income tax purposes, unlike qualified municipal bonds which generally provide income that is exempt from federal income tax.
Alternative Minimum Tax
A portion of the tax-exempt distributions made by the Municipal Bond Fund may consist of income attributable to certain private activity bonds, which are a tax preference item for purposes of the AMT. If you are subject to the AMT as a noncorporate shareholder, a portion of the Municipal Bond Fund’s distributions to you may not be exempt from federal tax. If this is the case, the Municipal Bond Fund’s after-tax return to you may be lower.
Taxable Distributions
Distributions of a Fund’s investment company taxable income (which includes, but is not limited to, taxable interest, dividends, and net short-term capital gain), if any, are generally taxable to a Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that a Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent a Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short- term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.
Distributions of a Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to Fund shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.
Due to the nature of the Funds’ investment strategies, the Funds’ investment company taxable income is anticipated to primarily consist of interest earned on investments in securities. During market conditions that call for higher portfolio turnover, a larger portion of a Fund’s investment company taxable income may also consist of net short-term capital gain, which is not treated as qualified dividend income. Such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.
You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions (other than tax-exempt distributions made by the Municipal Bond Fund) are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder on a sale, exchange, or redemption of Fund shares is includable in the shareholder’s investment income for purposes of this NII tax.
Shareholders who sell, exchange, or redeem shares generally will have a capital gain or loss from the sale, exchange, or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange, or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale, exchange, or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. Any loss realized upon a sale, exchange or redemption of a share of the Municipal Bond Fund held for six months or less will be disallowed to the extent of any tax-exempt distributions received with respect to such share. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase a Fund’s shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming the Fund’s shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.
The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell, exchange or redeem those shares. The Funds will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The federal income tax status of all distributions made by the Funds for the preceding year will annually be reported to shareholders. Distributions made by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in each table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report to Shareholders, which is available upon request.

PERFORMANCE TRUST TOTAL RETURN BOND FUND
Per Share Data for a Share Outstanding Throughout Each Year

Institutional Class Shares
	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$19.18	$19.89	$23.17	$22.99	$23.22

Income (loss) from investment operations:
Net investment income(1)	0.86	0.75	0.72	0.78	0.82
Net realized and unrealized gain (loss) on investments(2)	0.90	(0.70)	(3.22)	0.23	(0.18)
Total from investment operations	1.76	0.05	(2.50)	1.01	0.64

Less distributions paid:
From net investment income	(0.86)	(0.76)	(0.70)	(0.83)	(0.87)
From net realized gain on investments	—	—	(0.08)	—	—
Total distributions paid	(0.86)	(0.76)	(0.78)	(0.83)	(0.87)

Paid-in capital from redemption fees	—	—	—	—	0.00 (3)

Net Asset Value, End of Year	$20.08	$19.18	$19.89	$23.17	$22.99

Total Return	9.45%	0.30%	-11.00%	4.49%	2.87%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$7,962,596	$5,712,347	$5,466,750	$6,327,797	$4,264,846

Ratio of expenses to average net assets	0.76%	0.76%	0.75%	0.76%	0.78%

Ratio of net investment income to average net assets	4.46%	3.90%	3.34%	3.39%	3.64%

Portfolio turnover rate(4)	33.62%	35.55%	53.11%	30.80%	41.75%
(1)Per share net investment income was calculated using the average shares outstanding method.
(2)Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(3)Rounds to less than $0.005 per share.
(4)Portfolio turnover rates are calculated at the Fund level (not by individual share class).

PERFORMANCE TRUST TOTAL RETURN BOND FUND
Per Share Data for a Share Outstanding Throughout Each Year

Class A Shares
	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$19.18	$19.89	$23.18	$22.99	$23.23

Income (loss) from investment operations:
Net investment income(1)	0.82	0.70	0.67	0.72	0.76
Net realized and unrealized gain (loss) on investments(2)	0.90	(0.70)	(3.23)	0.24	(0.18)
Total from investment operations	1.72	0.00	(2.56)	0.96	0.58

Less distributions paid:
From net investment income	(0.82)	(0.71)	(0.65)	(0.77)	(0.82)
From net realized gain on investments	—	—	(0.08)	—	—
Total distributions paid	(0.82)	(0.71)	(0.73)	(0.77)	(0.82)

Paid-in capital from redemption fees	—	—	—	—	0.00(3)

Net Asset Value, End of Year	$20.08	$19.18	$19.89	$23.18	$22.99

Total Return(4)	9.19%	0.05%	-11.26%	4.28%	2.60%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$38,273	$29,145	$32,476	$32,802	$19,297

Ratio of expenses to average net assets	1.01%	1.01%	1.00%	1.01%	1.03%

Ratio of net investment income to average net assets	4.21%	3.63%	3.12%	3.12%	3.40%

Portfolio turnover rate(5)	33.62%	35.55%	53.11%	30.80%	41.75%
(1)Per share net investment income was calculated using the average shares outstanding method.
(2)Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(3)Rounds to less than $0.005 per share.
(4)Based on net asset value, which does not reflect sales charge.
(5)Portfolio turnover rates are calculated at the Fund level (not by individual share class).

PERFORMANCE TRUST TOTAL RETURN BOND FUND
Per Share Data for a Share Outstanding Throughout Each Year

Class C Shares
	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$19.11	$19.81	$23.10	$22.92	$23.18

Income (loss) from investment operations:
Net investment income(1)	0.67	0.56	0.52	0.55	0.59
Net realized and unrealized gain (loss) on investments(2)	0.88	(0.69)	(3.23)	0.24	(0.18)
Total from investment operations	1.55	(0.13)	(2.71)	0.79	0.41

Less distributions paid:
From net investment income	(0.67)	(0.57)	(0.50)	(0.61)	(0.67)
From net realized gain on investments	—	—	(0.08)	—	—
Total distributions paid	(0.67)	(0.57)	(0.58)	(0.61)	(0.67)

Paid-in capital from redemption fees	—	—	—	—	0.00(3)

Net Asset Value, End of Year	$19.99	$19.11	$19.81	$23.10	$22.92

Total Return	8.31%	-0.65%	-11.92%	3.49%	1.83%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$51,463	$42,012	$47,081	$56,625	$31,184

Ratio of expenses to average net assets	1.76%	1.76%	1.75%	1.76%	1.78%

Ratio of net investment income to average net assets	3.46%	2.88%	2.33%	2.37%	2.66%

Portfolio turnover rate(4)	33.62%	35.55%	53.11%	30.80%	41.75%
(1)Per share net investment income was calculated using the average shares outstanding method.
(2)Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(3)Rounds to less than $0.005 per share.
(4)Portfolio turnover rates are calculated at the Fund level (not by individual share class).

PERFORMANCE TRUST MUNICIPAL BOND FUND
Per Share Data for a Share Outstanding Throughout Each Year

Institutional Class Shares
	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$22.05	$22.65	$25.94	$25.52	$25.49

Income (loss) from investment operations:
Net investment income(1)	0.86	0.82	0.50	0.49	0.54
Net realized and unrealized gain (loss) on investments(2)	1.12	(0.62)	(3.31)	0.61	0.22
Total from investment operations	1.98	0.20	(2.81)	1.10	0.76

Less distributions paid:
From net investment income	(0.87)	(0.80)	(0.48)	(0.58)	(0.66)
From return of capital	—	—	—	(0.06)	—
From net realized gain on investments	—	—	—	(0.04)	(0.07)
Total distributions paid	(0.87)	(0.80)	(0.48)	(0.68)	(0.73)

Paid-in capital from redemption fees	—	—	—	—	0.00(3)

Net Asset Value, End of Year	$23.16	$22.05	$22.65	$25.94	$25.52

Total Return	9.14%	0.88%	-10.96%	4.35%	3.07%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$706,807	$588,234	$670,095	$818,825	$500,176

Ratio of expenses to average net assets:
Before waiver, expense reimbursements and recoupments	0.50%	0.49%	0.48%	0.49%	0.53%
After waiver, expense reimbursements and recoupments	0.50%	0.49%	0.48%	0.50%	0.55%

Ratio of net investment income to average net assets:
Before waiver, expense reimbursements and recoupments	3.81%	3.65%	2.02%	1.92%	2.19%
After waiver, expense reimbursements and recoupments	3.81%	3.65%	2.02%	1.91%	2.17%

Portfolio turnover rate(4)	59.72%	68.24%	81.53%	15.91%	27.12%
(1)Per share net investment income was calculated using the average shares outstanding method.
(2)Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(3)Rounds to less than $0.005 per share.
(4)Portfolio turnover rates are calculated at the Fund level (not by individual share class).

PERFORMANCE TRUST MUNICIPAL BOND FUND
Per Share Data for a Share Outstanding Throughout Each Year

Class A Shares
	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$22.07	$22.67	$25.96	$25.54	$25.51

Income (loss) from investment operations:
Net investment income(1)	0.80	0.76	0.44	0.42	0.48
Net realized and unrealized gain (loss) on investments(2)	1.11	(0.62)	(3.31)	0.61	0.22
Total from investment operations	1.91	0.14	(2.87)	1.03	0.70

Less distributions paid:
From net investment income	(0.80)	(0.74)	(0.42)	(0.50)	(0.60)
From return of capital	—	—	—	(0.07)	—
From net realized gain on investments	—	—	—	(0.04)	(0.07)
Total distributions paid	(0.80)	(0.74)	(0.42)	(0.61)	(0.67)

Paid-in capital from redemption fees	—	—	—	—	0.00(3)

Net Asset Value, End of Year	$23.18	$22.07	$22.67	$25.96	$25.54

Total Return(4)	8.84%	0.62%	-11.17%	4.09%	2.83%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$19,950	$34,611	$45,843	$55,918	$42,552

Ratio of expenses to average net assets:
Before waiver, expense reimbursements and recoupments	0.74%	0.74%	0.73%	0.74%	0.78%
After waiver, expense reimbursements and recoupments	0.74%	0.74%	0.73%	0.77%	0.80%

Ratio of net investment income to average net assets:
Before waiver, expense reimbursements and recoupments	3.56%	3.39%	1.78%	1.67%	1.93%
After waiver, expense reimbursements and recoupments	3.56%	3.39%	1.78%	1.64%	1.91%

Portfolio turnover rate(5)	59.72%	68.24%	81.53%	15.91%	27.12%
(1)Per share net investment income was calculated using the average shares outstanding method.
(2)Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(3)Rounds to less than $0.005 per share.
(4)Based on net asset value, which does not reflect sales charge.
(5)Portfolio turnover rates are calculated at the Fund level (not by individual share class).

PERFORMANCE TRUST MULTISECTOR BOND FUND
Per Share Data for a Share Outstanding Throughout Each Year/Period

Institutional Class Shares
	Year Ended August 31, 2024	Year Ended August 31, 2023	Year Ended August 31, 2022	Period Ended August 31, 2021(1)
Net Asset Value, Beginning of Year/Period	$8.47	$8.72	$10.07	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.52	0.51	0.38	0.39
Net realized and unrealized gain (loss) on investments(3)	0.58	(0.25)	(1.33)	0.01
Total from investment operations	1.10	0.26	(0.95)	0.40

Less distributions paid:
From net investment income	(0.52)	(0.51)	(0.39)	(0.33)
From net realized gain on investments	—	—	(0.01)	—
Total distributions paid	(0.52)	(0.51)	(0.40)	(0.33)

Paid-in capital from redemption fees	—	—	—	—

Net Asset Value, End of Year/Period	$9.05	$8.47	$8.72	$10.07

Total Return(4)	13.49%	3.12%	-9.66%	4.06%

Supplemental Data and Ratios:	$136,141	$89,470	$82,015	$13,025
Net assets at end of Year/Period (000’s)

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(5)	1.03%	1.06%	1.19%	2.47%
After waiver and expense reimbursement(5)	1.01%	0.99%	0.99%	0.99%

Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(5)	5.98%	5.91%	3.98%	4.34%
After waiver and expense reimbursement(5)	6.00%	5.98%	4.18%	5.82%

Portfolio turnover rate(4)	40.36%	74.40%	59.74%	109.25%
(1)The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.
(2)Per share net investment income was calculated using the average shares outstanding method.
(3)Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(4)Not annualized for periods less than one year.
(5)Annualized for periods less than one year.

PRIVACY NOTICE
The Funds collect non-public personal information about you from the following sources:
➢    information we receive about you on applications or other forms;
➢    information you give us orally; and/or
➢    information about your transactions with us or others.
The types of non-public personal information we collect and share can include:
➢    social security numbers;
➢    account balances;
➢    account transactions;
➢    transaction history;
➢    wire transfer instructions; and
➢    checking account information.

What Information We Disclose
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.
How We Protect Your Information
We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Adviser
PT Asset Management, LLC
(DBA: PTAM)
500 West Madison, Suite 500
Chicago, Illinois 60661
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank National Association Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
Performance Trust Mutual Funds
Each a series of Trust for Professional Managers
For more information
You can find more information about the Funds in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ prior fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can request a free copy of these documents, request other information, such as the Funds’ financial statements, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-877-738-9095, by visiting the Funds’ website at www.ptam.com, or by writing to:

Performance Trust Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Reports and other information about the Funds are also available:
➢    free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
➢    for a fee, by electronic request at the following e- mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-10401)

APPENDIX A
Intermediary-Defined Sales Charge Waiver Policies

The availability of certain sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of initial sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (initial sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Initial Sales Charge Waivers on Class A Shares Available at Raymond James

Shares purchased in an investment advisory program.
Shares purchased within the same Fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to an initial sales charge or CDSC (known as Rights of Reinstatement).
A shareholder in the Total Return Bond Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and Class C Shares Available at Raymond James

Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age as described in the Funds’ Prospectus.
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Initial Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible Fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible Fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

If you purchase Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (initial sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Initial sales charge waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Fund within the Fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age as described in the Funds’ Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different Fund.

Initial sales charge discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

Breakpoints as described in the Funds’ Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Janney. Eligible Fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible Fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
* Also referred to as an “initial sales charge.”

Morgan Stanley Wealth Management (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley’s share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

PERFORMANCE TRUST TOTAL RETURN BOND FUND
Institutional Class Shares (Symbol: PTIAX)
Class A Shares (Symbol: PTAOX)
Class C Shares (Symbol: PTCOX)

PERFORMANCE TRUST MUNICIPAL BOND FUND
Institutional Class Shares (Symbol: PTIMX)
Class A Shares (Symbol: PTRMX)

PERFORMANCE TRUST MULTISECTOR BOND FUND
Institutional Class Shares (Symbol: PTCRX)

Statement of Additional Information
December 29, 2024
This Statement of Additional Information (“SAI”) provides general information about the Performance Trust Total Return Bond Fund (the “Total Return Bond Fund”) (f/k/a Performance Trust Strategic Bond Fund), the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”) and the Performance Trust Multisector Bond Fund (the “Multisector Bond Fund”) (f/k/a Performance Trust Credit Fund) (each, a “Fund,” and collectively, the “Funds”), each a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated December 29, 2024 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The audited financial statements of the Funds for the fiscal year ended August 31, 2024 are incorporated herein by reference from the Funds’ 2024 Annual Report to Shareholders on Form N-CSR. To obtain a copy of the Prospectus and/or the Funds’ 2024 Annual Report to Shareholders, please write or call the Funds at the address or toll-free telephone number below, or visit the Funds’ website at www.ptam.com.
Performance Trust Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-877-738-9095

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TABLE OF CONTENTS
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The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is a diversified series of the Trust and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.
The Trust is authorized to issue an unlimited number of interests (or shares). Interests in each Fund are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and are voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.
With respect to the Funds, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Trust, on behalf of each Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each share class of the Funds. The shares of the Total Return Bond Fund (f/k/a Performance Trust Strategic Bond Fund) are divided into three classes: Institutional Class, Class A and Class C. The shares of the Municipal Bond Fund are divided into two classes: Institutional Class and Class A (formerly designated as Retail Class). The Multisector Bond Fund (f/k/a Performance Trust Credit Fund) has one class: Institutional Class.
Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in event of any dissolution or liquidation of a Fund, the shareholders of the Fund being liquidated are entitled to receive a pro rata distribution out of the net assets, net of the liabilities, belonging to that Fund. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, number of shareholders or other equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of a Fund, the shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

PT Asset Management, LLC (DBA: PTAM) (the “Adviser”) serves as the investment adviser to the Funds.
Investment Policies, Strategies and Associated Risks
Investment Objective
The investment objective of the Total Return Bond Fund is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The investment objective of the Multisector Bond Fund is to achieve long-term investment returns primarily by investing in a portfolio of income producing securities that may have the potential for capital appreciation. The Funds’ investment objectives and strategies may be changed without the approval of the Funds’ shareholders upon approval by the Board of Trustees and 60 days’ written notice to shareholders.
Diversification
Each Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to at least 75% of its total assets, may not invest greater than 5% of its assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of a Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.
Additional Information about Investment Strategies, Policies and Risks
There is no assurance that a Fund will achieve its investment objective. The following discussion supplements the description of the Funds’ investment objectives and principal investment strategies set forth in the Prospectus. Except for the fundamental investment limitations listed below (see “Investment Restrictions”), a Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Funds are permitted to hold securities and engage in various strategies as described hereafter, they are not obligated to do so.
Whenever an investment policy or investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, a Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to a Fund’s investments in illiquid securities or the Fund’s borrowing of money.
Municipal Securities
The Funds invest in municipal securities, which are debt obligations issued by or on behalf of governmental entities throughout the United States and its territories to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.
Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.
Certain of the municipal securities held by a Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal security at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. A Fund may, from time to time, invest more than 25% of its assets in municipal securities covered by insurance policies.
The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal securities may be materially adversely affected by litigation or other conditions.
Certain types of municipal securities (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.
Municipal securities purchased by a Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of a Fund’s portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.
The Funds may purchase put options on municipal securities. A put gives a Fund the right to sell a municipal security at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related municipal security. A Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit a Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security’s cost and reducing its yield.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. For example, under the Internal Revenue Code of 1986, as amended (the “Code”), interest on certain private activity bonds must be included in a noncorporate investor’s alternative minimum taxable income. The Adviser cannot, of course, predict what legislation, if any, may be proposed in the future as regards the federal income tax status of interest on municipal securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities for investment by a Fund and the liquidity and value of its portfolio. In such an event, the Adviser would reevaluate a Fund’s investment objective and policies and consider possible changes in its structure or possible dissolution.
Municipal Lease Obligations
The Funds may acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and a Fund’s trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate. A Fund will not knowingly invest more than 15% of the value of its net assets in securities, including municipal leases, that are illiquid.
Municipal Notes
Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.
An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.
The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.
A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.
The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).
Stand-By Commitments
A Fund may acquire “stand-by commitments” with respect to municipal securities held in its portfolio. Under a “stand-by commitment” a dealer agrees to buy from a Fund, at the Fund’s option, specified municipal securities at a specified price. A “stand-by commitment” acquired by a Fund may also be referred to in this SAI as a “put” option.
The amount payable to a Fund upon its exercise of a “stand-by commitment” is normally (i) a Fund’s acquisition cost of the municipal securities (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by a Fund only with the instrument involved.
The Funds expect that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding “stand-by commitments” held by a Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each “stand-by commitment” is acquired.
The Funds intend to enter into “stand-by commitments” only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. A Fund’s reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying municipal securities that are subject to a commitment.
A Fund would acquire “stand-by commitments” solely to facilitate portfolio liquidity and do not intend to exercise its rights thereunder for trading purposes. The acquisition of a “stand-by commitment” would not affect the valuation or assumed maturity of the underlying municipal securities, which would continue to be valued in accordance with the ordinary method of valuation employed by a Fund. “Stand-by commitments” which would be acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a “stand- by commitment” its cost would be reflected as unrealized depreciation for the period during which the commitment was held by a Fund.
Variable and Floating Rate Instruments
Municipal securities purchased by a Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Adviser (under the supervision of the Board of Trustees) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by a Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. Inverse floating rate securities are similar to floating rate securities except that their interest rates vary inversely from the market rate of interest to which the inverse floater is indexed. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.
With respect to the variable and floating rate instruments that may be acquired by a Fund, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.
Debt Securities
A Fund’s investments in debt securities may include obligations of any rating or maturity. The Funds may invest in investment-grade debt securities and lower-rated debt securities (commonly known as “junk bonds”). Lower- rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and strips. Investment-grade bonds are those rated as “investment grade” by a nationally recognized statistical rating organization. The Funds may also invest in unrated securities.
Junk Bonds
Junk bonds generally offer a higher current yield than is available for higher grade issues. Issuers of high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and could increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. At times in recent years, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but the higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that such securities would lose a substantial portion of their value as a result of the issuer’s financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their ratings of a debt security affect the value of these investments. The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will further a Fund’s investment objective.

Unrated Debt Securities
Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by the Adviser to determine whether to purchase unrated bonds for a Fund.
Corporate Debt Securities
A Fund may invest in corporate debt securities. Corporate debt securities are debt securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small, medium and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest. Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and varying risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt securities may vary based on the priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. The issuer may not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities falls when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Auction Rate Securities
Auction Rate Securities (“ARS”) are long-term, variable-rate bonds tied to short-term interest rates. ARS have a long-term nominal maturity with interest rates reset through a modified Dutch auction, at predetermined short-term intervals, usually seven, 28 or 35 days. ARS trade at par and are “callable” (meaning that the issuer may require the bondholder to sell the bond back to the issuer) at par on any interest payment date. Common issuers of ARS include municipalities, non-profit hospitals, utilities, housing finance agencies, student loan finance authorities and universities. Credit risk associated with ARS is similar to the default risk associated with other municipal and corporate bond issuers. Bond insurance is usually used to lower the credit risk of ARS. ARS are subject to liquidity risk if the auction process used to reset the interest rates fails because there are more orders to sell the ARS than bids to purchase the ARS. If an auction process fails, existing holders of ARS would have to continue to hold their ARS until there were a sufficient number of bids to purchase the ARS at the next auction to calculate the interest rate reset. Since mid- February 2008, most auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of ARS investments. Although some issuers of ARS are redeeming or are considering redeeming these securities, such issuers are not obligated to do so. Therefore, there is no guarantee that a liquid market will exist for ARS at a time when a Fund wishes to dispose of these securities.
Zero-Coupon Securities
Each Fund may invest in zero-coupon bonds as part of its investment strategy. Zero-coupon securities make no periodic interest payments but are sold at a deep discount to their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on his or her investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other debt securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds that pay interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because they reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income, prior to the Fund’s receipt of any cash payments on its investment, and therefore a Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment. As a result, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company (“RIC”) under Section 851(a) of the Code.
U.S. Government Obligations
Each Fund may invest in U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.
Payment of principal and interest on U.S. Government obligations is backed by the full faith and credit of the United States. U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Agency Obligations
Each Fund may make investments in agency obligations, such as the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” and Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac”. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities may default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator. If the conservatorship is terminated, obligations issued by FNMA and FHLMC will no longer have the protection of the U.S. Treasury.
Short Sales
The Funds may engage in short sales as a non-principal strategy. The Total Return Bond Fund and the Municipal Bond Fund may engage in short sales representing up to 10% of a Fund’s net assets. In a short sale, a Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by a Fund. A Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, payments in lieu of dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Typically, a Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

If the underlying security in a short sale goes down in price between the time a Fund sells the security and buys it back, a Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Fund will realize a loss on the short sale transaction. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales. In addition, a Fund’s investment performance may suffer if a Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required a Fund to deliver the securities a Fund borrowed at the commencement of the short sale and a Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Funds may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with a Fund’s open short positions. These expenses negatively impact the performance of the Funds. For example, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases a Fund’s unrealized gain or reduces a Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that a Fund is obligated to pay is greater than the return earned by a Fund on investments, the performance of a Fund will be negatively impacted. Furthermore, a Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Funds are also required to segregate other assets on their books to cover their obligation to return the security to the lender which means that those other assets may not be available to meet a Fund’s needs for immediate cash or other liquidity.

Mortgage-Backed Securities and Asset- Backed Securities
The Total Return Bond Fund and Multisector Bond Fund may invest in mortgage-backed securities and asset-backed securities as a principal investment strategy. The Municipal Bond Fund may invest in mortgage-backed securities and asset-backed securities as a non-principal investment strategy. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the GNMA, FNMA, FHLMC or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).
Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non- governmental credit enhancement. FNMA and FHLMC were formerly government-sponsored corporations owned entirely by private stockholders. As noted above, in
September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the FHFA. The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful or will remain ongoing.
Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties.
The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- or asset- backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations or securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Mortgage-backed securities available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.
While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include separate trading of registered interest and principal of securities (“STRIPS”) (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.
The Funds may invest in stripped mortgage- backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.
Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.
If a Fund purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Collateralized Debt Obligations and Collateralized Loan Obligations
The Total Return Bond Fund and Multisector Bond Fund as a principal investment strategy, and the Municipal Bond Fund as a non-principal investment strategy, may invest in collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CLOs and other CDOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs and other CDOs may charge management fees and administrative expenses. For CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO or other CDO securities as a class.

The risks of an investment in a CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs and other CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Fund may invest in CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Derivatives
The Total Return Bond Fund and Multisector Bond Fund may invest in derivative securities as a principal investment strategy. The Municipal Bond Fund may invest in derivative securities as a non-principal investment strategy. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. To the extent a Fund invests in derivatives and the Fund treats such derivatives as fixed-income instruments, the Fund will use the market value of the derivative for purposes of meeting the Fund’s policy of investing at least 80% of its net assets in fixed-income instruments. Unless otherwise stated in the Funds’ prospectus, a Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset a portion of the depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that a Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.
Affiliated Accounts
The Adviser manages accounts on behalf of its affiliates as well as unaffiliated accounts. The Adviser has an incentive to favor accounts of affiliates over others. Additionally, at times, the Adviser’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for an affiliate.

Conflicts Related to Adviser’s Affiliations
The Adviser is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

Conflicts Related to Referral Fees to Affiliates
From time to time, the Adviser has arrangements where the Adviser compensates affiliated parties for client referrals. The Adviser also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of the Adviser’s products or if the Adviser establishes certain other advisory relationships. These investments benefit both the Adviser and its affiliates through increasing assets under management and fees.

Conflicts Related to Co-investment by Affiliates
The Adviser’s affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

Options, Futures and Other Strategies
General
The Total Return Bond Fund and Multisector Bond Fund, as a principal investment strategy, and the Municipal Bond Fund, as a non-principal investment strategy, may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Funds’ position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.
The Funds’ use of Financial Instruments is subject to applicable regulations of the SEC (including Rule 18f-4 under the 1940 Act), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). Under Rule 18f-4, a Fund’s derivatives exposure is limited through a value-at-risk test. A Fund that limits derivatives exposure to 10% of its net assets qualifies as a “limited derivatives user” for purposes of Rule 18f-4. Each Fund intends to limit its derivatives exposure to 10% of its net assets and to qualify as a “limited derivatives user.” In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Funds, the Funds are not deemed to be commodity pool operators or commodity pools under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks
The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.
1.Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.
2.Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short- term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
3.As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
4.Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover
Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked- to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily. Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Options
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE Amex and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the

Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Commodities, Currencies and Securities
Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices
An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple

(“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices
If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange- traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Futures Contracts and Options on Futures Contracts
A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.
When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position.
When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to- market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price.
Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Futures Contracts and Options Thereon
The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.
Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions
A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Commodity Pool Operator Exclusion
The Adviser currently intends to operate the Funds in compliance with the requirements of Rule 4.5 of the CFTC regulations under the Commodity Exchange Act (the “CEA”). As a result, the Funds are not deemed to be “commodity pools” under the CEA and will be limited in their ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided the Funds operate within the limits of Rule 4.5, the Adviser will be excluded from registration with and regulation under the CEA, and the Adviser will not be deemed to be a “commodity pool operator” with respect to the operations of the Funds. If a Fund were no longer able to claim the exclusion, that Fund and the Adviser, to the extent trading in commodity interests, would be subject to regulation under the CEA.
To the extent the Adviser can no longer rely on the Rule 4.5 exclusion, the impact on the Funds of CFTC requirements is uncertain. CFTC- mandated disclosure, reporting and recordkeeping obligations, which have been “harmonized” with the overlapping SEC obligations, will apply with respect to the Funds. The effects of these regulatory changes could reduce investment returns or limit a Fund’s ability to implement its investment strategy.
Investors in the Funds and their financial advisers should consider whether a Fund’s potential status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in the Funds.
Swap Agreements
Each Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.
Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.
Swap agreements do not involve the delivery of securities or other underlying assets.
Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.
The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value (“NAV”) at least equal to the accrued excess will be maintained in an account with the Funds’ custodian that satisfies the 1940 Act. A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.
Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.
Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
A Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
Real Estate Investment Trusts (“REITs”)
(Total Return Bond Fund and Multisector Bond Fund only)
REITs invest primarily in real property and earn rental income from leasing those properties.
They also may realize gains or losses from the sale of properties. REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.
Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.
A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes substantially all of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.
The Funds’ investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, an entity may fail to qualify for the special tax treatment available to REITs, which would subject the entity to federal income taxes and adversely affect the value of its securities.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

When-Issued Securities
When-issued securities transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish in a segregated account, or earmark as segregated on the books of a Fund or the Fund’s custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis.
These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund’s commitments.
Private Placements and Restricted Securities (Multisector Bond Fund only)
The Fund may invest up to 15% of its net assets in restricted securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Fund may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired.

Restricted securities include securities acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct portfolio transactions.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described in the “Illiquid Securities” section, provided that a determination is made that such securities are not determined to be illiquid under the liquidity risk management programs of the Trust and the Adviser applicable to the Fund. The Fund may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). Section 4(2) commercial paper is a short-term debt instrument issued by a corporation to institutional and other accredited investors in a transaction or series of transactions exempt from registration pursuant to Section 4(2) of the 1933 Act. The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities. Please refer to the “Illiquid Securities” section for further discussion of regulatory considerations and constraints relating to investment liquidity.

Making of Loans to Issuers of Bonds Already In the Portfolio (Municipal Bond Fund only)
As a non-principal investment strategy, with respect to no more than 5% of the Municipal Bond Fund’s net assets, the Municipal Bond Fund may make a loan to (as opposed to investing in a bond issued by) an entity whose bonds the Fund already owns in its portfolio, in instances where the Adviser believes that doing so will enhance the value of the Fund’s total investments (both bonds and loans) in obligations of that entity. Typically, such loans will be made to entities suffering severe economic distress. The Municipal Bond Fund will make loans to such entities when, in the Adviser’s belief, a loan may enable the entity to remain a “going concern” and enable the entity to both repay the loan as well as be better able to pay interest and principal on the pre-existing bonds, instead of forcing the Fund to liquidate the entity’s assets, which can reduce recovery value.
When an entity that has issued bonds held in the Municipal Bond Fund’s portfolio is identified as severely distressed and potentially in need of a loan, the Municipal Bond Fund’s portfolio managers, along with the Adviser’s municipal investment committee, will conduct a review to determine whether a loan to the entity would increase the likelihood of payment of interest and principal on the bonds in the Municipal Bond Fund’s portfolio. Such review may include, but is not limited to, an analysis of relevant issues driving the change in the issuer’s credit quality, the price of the security, and all identified options to restore the issuer’s credit health.
Other Investment Companies
The Funds may invest in other investment companies, including exchange traded funds (“ETFs”) and money market funds. A Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). The Total Return Bond Fund and the Multisector Bond Fund may rely on Rule 12d1-4 to make investments in certain affiliated investment companies.
The Funds may also rely on Section 12(d)(1)(F) of the 1940 Act with respect to their investments in other investment companies. A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.
When the Funds invest in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The risk of owning another investment company generally reflects the risks of owning the underlying investments the other investment company holds. The Funds also will incur brokerage costs when they purchase and sell investment company shares. ETFs may trade at a discount or premium to NAV. There can be no assurance that an active trading market for an ETF’s shares will exist. There are greater risks involved in investing in securities with limited market liquidity.
ETFs
Each share of an ETF represents an undivided ownership interest in the portfolio of securities held by that ETF. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day.
Passive ETFs attempt to achieve the same investment return as that of a particular market index. To mirror the performance of a market index, an ETF invests either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a representative sample of securities in a particular index in a proportion meant to track the performance of the entire index. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because such ETFs have operating expenses and transaction costs, while a market index does not, they typically will be unable to match the performance of the index exactly. Alternatively, some ETFs use active investment strategies instead of tracking broad market indices and, as a result, may incur greater operating expenses and transactions costs than traditional ETFs. Investments in ETFs are investments in other investment companies. (See “Other Investment Companies,” above.)
ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.
Because ETF shares are created from the securities of an underlying portfolio and can be redeemed into the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any discrepancies between the market price of the ETF’s shares in the secondary market and the NAV per share of the ETF’s portfolio, which helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its NAV.
A Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Other
Investment Companies,” above). If an ETF in which a Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF as soon as practicable while trying to maximize the return to the Fund’s shareholders.
Furthermore, in connection with its investment in ETF shares, a Fund will incur various costs. The Funds may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Funds are subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, director/trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of ETFs and therefore the shares representing a beneficial interest therein.
There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds may invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount.
Equity Securities
The Funds may invest in equity securities, including common and preferred stock, as a non- principal investment strategy. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. The value of an equity security is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.
Some preferred stocks may be convertible into common stock. More information regarding common stock and preferred stock is included below.
Common Stock
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock and it is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stocks
Preferred stocks pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of an issuer’s assets. This means that an issuer must pay dividends on preferred stocks before paying any dividends on its common stock. Some preferred stocks offer a fixed rate of return with no maturity date. Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such securities.
Because preferred stocks represent equity ownership interest in an issuer, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.
Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
For longer periods of time, a Fund may hold a substantial cash position. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in a Fund not achieving its investment objective during that period. To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
A Fund may invest in any of the following securities and instruments:
Money Market Mutual Funds
A Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.
Your cost of investing in a Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to a Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits
Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of
$100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Funds may make interest-bearing time or other interest- bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations
The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess o $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations
The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Rating Services (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investor Services, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical ratings organization or, if unrated, will be determined by the Adviser to be of comparable quality.
Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than would otherwise be supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.
Borrowing
The Multisector Bond Fund (and the Total Return Bond Fund and the Municipal Bond Fund as a non-principal investment strategy) may borrow money for investment purposes, which is a form of leveraging, to the extent permitted by the 1940 Act. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s net asset value and on the Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.
The Funds may also borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act precludes a Fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by the Fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.
A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.
Borrowing by a Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.
Illiquid Securities
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investment subject to guidelines as set fort in the Fund’s liquidity risk management program.
Each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, a Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.
Cybersecurity
With the widespread use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Investment Restrictions
Fundamental Investment Restrictions
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of a Fund, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
The Total Return Bond Fund and the Municipal Bond Fund may not:
1.issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;
2.underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act); or
3.purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;
5.make loans, except as permitted by the 1940 Act and as described in the Prospectus and this SAI;
6.with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of a Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) a Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);
7.invest in the securities of any one industry if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to a Fund’s investments in (a) municipal securities, excluding industrial development bonds; or (b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies(1).
In addition to the Fundamental Investment Restrictions listed above, the Municipal Bond Fund may not:
8.make any changes to its policy of investing at least 80% of the Fund’s net assets in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax.
(1)    For purposes of complying with this restriction, municipal securities where payment of principal and interest are primarily derived from the assets and revenues of non-governmental entities are excluded from the definition of municipal securities. In determining its compliance with the fundamental investment restriction on concentration, the Fund will consider the underlying holdings, where easily determined, of investment companies in which the Fund is invested.
The Multisector Bond Fund may not:

1.issue senior securities or borrow money, except that (i) the Fund may borrow from banks in amounts not exceeding one-third (33 1/3%) of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;
2.underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act); or
3.purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;
5.make loans, except as permitted by the 1940 Act and as described in the Prospectus and this SAI;
6.with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);
7.invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to the Fund’s investments in (a) municipal securities, excluding industrial development bonds; or (b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies(1).
(1)     For purposes of complying with this restriction, municipal securities where payment of principal and interest are primarily derived from the assets and revenues of non-governmental entities are excluded from the definition of municipal securities. In determining its compliance with the fundamental investment restriction on concentration, the Fund will consider the underlying holdings, where easily determined, of investment companies in which the Fund is invested.

Non-Fundamental Investment Restrictions
The following non-fundamental investment restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Funds.
The Total Return Bond Fund and the Municipal Bond Fund may not:
1.invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities(1); and
The Total Return Bond Fund and Multisector Bond Fund may not:
2.make any change in its investment policy of investing at least 80% of net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

(1)     The term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Management of the Funds

Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of seven individual Trustees (each, a “Trustee,” and collectively, the “Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of
Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	31	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; President and Chief Operating Officer, Olstein Capital Management, L.P. (asset management firm) (2000-2020).	N/A
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020).	Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-present); Director, Century Communities, Inc. (a publicly-traded homebuilding company) (2023-present).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	President and Chief Executive Officer, Greater Milwaukee Foundation (2024-present); Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-2024).	N/A
Interested Trustee and Officers
John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term; Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	31	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Shannon L. Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A
Marissa J. Pawlinski 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1996	Assistant Secretary	Indefinite Term; Since January 18, 2024	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022); Legal Intern, City of Brookfield (2020-2021); Student, Marquette University Law School (2019-2021).	N/A
*Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor (defined below), Custodian, and the Funds’ administrator and transfer agent, each of which are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian, and the Funds’ administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P.
Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley – and one Trustee who is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”) – John P. Buckel. Accordingly, more than 85% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The Trust’s Chairperson, Mr. Buckel, is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, due to his position and material business relationship with the Trust. Mr. Buckel also serves as a Vice President of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Funds’ administrator. The Trust has not appointed a lead Independent Trustee.
In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust;

and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from

2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as Executive Director of Milwaukee Succeeds since January 2023. He previously served as System Vice President of Community Relations at Advocate Aurora Health Care from 2019 to 2022. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles is a board member and finance committee member of Badger Mutual Insurance Company and a Trustee and member of the Committee of Student Experience & Mission on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the
University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez has served on the Board of Directors of Peoples Financial Services Corp., a publicly-traded bank holding company, since 2022, and on the Board of Directors of Century Communities, Inc., a publicly-traded homebuilding company, since 2023. Ms. Ramírez served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. She served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009 and Equity Analyst from 1997 to 2002 at Denver Investments, LLC, an asset management firm that was acquired by Segall Bryant & Hamill, LLC in 2018. Ms. Ramírez currently serves as an Independent Director on the Bow River Capital Advisory Board, an asset management firm, and is a Director of the Denver Employees Retirement Plan. In addition, she serves on the boards of The Denver Foundation, NACD (National Association of Corporate Directors) Colorado Chapter, the Boettcher Foundation and Vuela for Health. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board. Through her employment experience, Ms. Ramírez is experienced with financial, accounting, ESG (environmental, social and governance), regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as President and Chief Executive Officer of the Greater Milwaukee Foundation since 2024. Prior to his current role at the Greater Milwaukee Foundation, he was Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin from 2016 to 2024. Prior to his role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016, the Board of Directors of Park Bank Milwaukee from 2015 to 2020, and the Board of Trustees of the Greater Milwaukee Foundation from 2016 to 2024. Mr. Wesley received his Juris Doctor degree from the
University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

John P. Buckel. Mr. Buckel has served as a Trustee of the Trust since 2023 and has served as President of the Trust since 2013. Mr. Buckel has served as a Vice President of Fund Services, a multi-line service provider to investment companies, since 2004. Through his experience as an investment company trustee and his employment experience, Mr. Buckel is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares
As of December 31, 2023, the following Trustee beneficially owned shares of certain series of the Trust as follows. No other Trustee or Officer of the Trust beneficially owned shares of the Funds or any other series of the Trust.

Trustee	Dollar Range of Shares Owned in the Funds	Aggregate Dollar Range of Shares Owned of Series in the Trust
Lisa Zúñiga Ramírez	None	Over $100,000

Furthermore, as of December 31, 2023, neither the Independent Trustees nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the

Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates.

Board Committees
Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers, the designated Audit Committee chairman, and Ms. Ramírez, serve as the Audit Committee’s “audit committee financial experts,” as stated in the annual reports relating to the series of the Trust. During the past fiscal year, the Audit Committee met once with respect to the Funds.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee Charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. During the Funds’ past fiscal year, the Nominating Committee met once.

Trustee Compensation
Effective January 1, 2025, the Independent Trustees receive from the Trust an annual retainer of $115,000(1), $6,500(1) for each regular Board meeting attended and $1,000 for each special Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. Effective January 1, 2025, the chairman of the Audit Committee receives an annual retainer of $10,000(1). Interested Trustees do not receive any compensation for their service as Trustees. For the fiscal year ended August 31, 2024, the Trustees received the following compensation from the Funds:

	Aggregate Compensation(2) From the			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(3) Paid to Trustees
Name of Person/Position	Total Return Bond Fund	Municipal Bond Fund	Multisector Bond Fund
Dr. Michael D. Akers, Independent Trustee(4)(5)	$4,269	$4,269	$4,269	None	None	$130,750
Gary A. Drska, Independent Trustee(4)	$4,099	$4,099	$4,099	None	None	$125,750
Vincent P. Lyles Independent Trustee(4)	$4,099	$4,099	$4,099	None	None	$125,750
Erik K. Olstein Independent Trustee(4)	$4,099	$4,099	$4,099	None	None	$125,750
Lisa Zúñiga Ramírez Independent Trustee(4)	$4,099	$4,099	$4,099	None	None	$125,750
Gregory M. Wesley Independent Trustee(4)	$4,099	$4,099	$4,099	None	None	$125,750
John P. Buckel Interested Trustee	None	None	None	None	None	None
(1)    Prior to January 1, 2024, the Independent Trustees received an annual retainer of $65,000. For the calendar year ended December 31, 2024, the Independent Trustees received an annual retainer of $100,000, $4,500 for each regular Board meeting attended, and chairman of the Audit Committee received an annual retainer of $5,000.
(2)    Trustees’ fees and expenses are allocated among the Funds and any other series comprising the Trust.
(3)    There are currently twenty-eight other series comprising the Trust.
(4)    Audit Committee member.
(5)    Audit Committee chairman.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Funds. As of
December 1, 2024, to the best of the Trust’s knowledge, no person was a control person of a Fund, and all Trustees and officers as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of each share class of each Fund.

As of December 1, 2024, the following shareholders were considered to be principal shareholders of the Funds:

Total Return Bond Fund – Institutional Class Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	32.24%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	19.97%	Record

Total Return Bond Fund – Institutional Class Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	N/A	N/A	10.47%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	9.23%	Record
Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1932	N/A	N/A	8.13%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	N/A	N/A	7.49%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	N/A	N/A	6.07%	Record

Total Return Bond Fund – Class A Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1932	Morgan Stanley	DE	51.53%	Record
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	25.26%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	5.20%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	5.19%	Record

Total Return Bond Fund – Class C Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1932	Morgan Stanley	DE	54.11%	Record
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	27.55%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	10.90%	Record

Municipal Bond Fund – Institutional Class Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	30.16%	Record
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	N/A	N/A	23.41%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	19.34%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	N/A	N/A	8.43%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	8.35%	Record

Municipal Bond Fund – Class A Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	33.11%	Record
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	29.64%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	21.14%	Record

Municipal Bond Fund – Class A Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	13.76%	Record

Multisector Bond Fund – Institutional Class Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	58.17%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	18.56%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	13.04%	Record

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Funds by the Adviser, PT Asset Management, LLC (DBA: PTAM), pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust on behalf of the Funds. PTAM Holdings, LLC, an Illinois limited liability holding company, is a control person of the Adviser.
The Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of a Fund’s outstanding voting securities; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Funds, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of a Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Funds a management fee computed daily and paid monthly, based on a rate equal to 0.40% of the Municipal Bond Fund’s average daily net assets, 0.60% of the Total Return Bond Fund’s average daily net assets, and 0.80% of the Multisector Bond Fund’s average daily net assets, as specified in the Prospectus. However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.
Fund Expenses
Each Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Adviser and the Trust, the Adviser has agreed to reduce management fees payable to it by the Funds and/or to pay Fund operating expenses to the extent necessary to limit the Funds’ aggregate annual operating expenses (exclusive of any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) to 0.95% of the average daily net assets of the Total Return Bond Fund, 0.55% of the average daily net assets of the Municipal Bond Fund and 0.99% of the average daily net assets of the Multisector Bond Fund through at least December 29, 2025. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund’s expense ratio, after recoupment has been take into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.
The table below sets forth, for the fiscal years ended August 31, 2024, 2023 and 2022, the advisory fees accrued by the Funds under the Advisory Agreement, the amount of the advisory fees waived or recouped by the Adviser, and the total advisory fees paid by the Funds to the Adviser under the Advisory Agreement:

Total Return Bond Fund

Fiscal Year Ended	Advisory Fee	(Waiver)/ Recoupment	Advisory Fee after (Waiver)/Recoupment
August 31, 2024	$39,787,564	$0	$39,787,564
August 31, 2023	$31,619,811	$0	$31,619,811
August 31, 2022	$37,731,112	$0	$37,731,112

Municipal Bond Fund

Fiscal Year Ended	Advisory Fee	(Waiver)/ Recoupment	Advisory Fee after (Waiver)/Recoupment
August 31, 2024	$2,681,761	$0	$2,681,761
August 31, 2023	$2,508,229	$0	$2,508,229
August 31, 2022	$3,408,100	$0	$3,408,100

Multisector Bond Fund

Fiscal Year Ended	Advisory Fee	(Waiver)/ Recoupment	Advisory Fee after (Waiver)/Recoupment
August 31, 2024	$837,896	($26,576)	$811,320

August 31, 2023	$675,553	($57,546)	$618,007
August 31, 2022	$322,295	($81,663)	$240,632

Portfolio Managers
As stated in the Prospectus, Anthony J. Harris and G. Michael Plaiss are the Senior Portfolio Managers for the Total Return Bond Fund and Mark Peiler and Lars Anderson are the Portfolio Managers for the Total Return Bond Fund, G. Michael Plaiss is the Senior Portfolio Manager for the Municipal Bond Fund and Mark Peiler is the Portfolio Manager for the Municipal Bond Fund, and Anthony J. Harris and G. Michael Plaiss are the Senior Portfolio Managers for the Multisector Bond Fund and Lars Anderson and Michael Isroff are the Portfolio Managers for the Multisector Bond Fund (collectively, the “Portfolio Managers”). Mr. Harris, Mr. Plaiss, Mr. Peiler and Mr.
Anderson are jointly responsible for the day-to-day management of the Total Return Bond Fund’s investment portfolio. Mr. Plaiss and Mr. Peiler are jointly responsible for the day-to-day management of the Municipal Bond Fund’s investment portfolio. Mr. Harris, Mr. Plaiss, Mr. Anderson and Mr. Isroff are jointly responsible for the day-to-day management of the Multisector Bond Fund’s investment portfolio.

Other Accounts Managed by the Portfolio Managers
The following provides information regarding other accounts managed by the Portfolio Managers as of August 31, 2024:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Anthony J. Harris
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$11,956,236	0	$0

G. Michael Plaiss
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$12,166,383	0	$0

Lars Anderson
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$1,004,452	0	$0

Mark Peiler
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$1,004,452	0	$0

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Michael Isroff
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$1,004,452	0	$0
Material Conflicts of Interest
The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Portfolio Manager Compensation
The Adviser compensates the Portfolio Managers for their management of the Funds. Portfolio Managers are compensated with a cash salary based on industry standards, and a discretionary bonus. The bonus incentives are tied primarily to investment performance and related goals.
Ownership of Securities in the Funds by the Portfolio Managers
As of August 31, 2024, the Portfolio Managers beneficially owned securities in the Funds as shown below:

Dollar Range of Equity Securities in the Funds
Name of Portfolio Manager	Total Return Bond Fund	Municipal Bond Fund	Multisector Bond Fund
Anthony J. Harris	$50,001 - $100,000	$50,001 - $100,000	$10,001 - $50,000
G. Michael Plaiss	$100,001 - $500,000	None	None
Lars Anderson	None	None	None
Mark Peiler	$100,001 - $500,000	$50,001 - $100,000	$100,001 - $500,000
Michael Isroff	$100,001 - $500,000	None	None
Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration and servicing agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street,
Milwaukee, Wisconsin 53202, Fund Services acts as the Funds’ administrator. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents;

preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Funds a combined fee for fund administration and fund accounting services based on a Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.
For the fiscal years indicated below, the Funds paid the following fees to Fund Services:

Administration and Accounting Fee During Fiscal Years Ended August 31,
	2024	2023	2022
Total Return Bond Fund	$2,601,023	$2,163,806	$2,196,061
Municipal Bond Fund	$292,935	$274,424	$326,023
Multisector Bond Fund	$77,620	$70,237	$23,277

Custodian
U.S. Bank National Association (the “Custodian”), an affiliate of Fund Services, is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transaction basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of each Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of funds in which the Funds may invest.
Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds and the Independent Trustees.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. Cohen audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other auditing and tax services for the Funds when engaged to do so.

Distribution and Servicing of Fund Shares
The Distributor
The Trust and Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes shares of the Funds on a best efforts basis. The principal business address of the Distributor is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Funds, the Adviser, or any other service provider for the Funds.
Under a Distribution Agreement with the Funds, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold a Fund.
The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.
Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.
Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.
The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Distributor received the following underwriting commissions for Class A and Class C shares of the following Funds, as applicable, during the last three fiscal years ended August 31, 2024, 2023 and 2022, as applicable:

Fund	2024	2023	2022
Total Return Bond Fund	$141,670	$67,858	$68,097
Municipal Bond Fund	$20,451	$5,106	$19,330

The Distributor retained the following underwriting commissions for Class A and Class C shares of the following Funds during the last three fiscal years ended August 31, 2024, 2023 and 2022:

Fund	2024(1)	2023(1)	2022(1)
Total Return Bond Fund	$19,458	$7,303	$6,864
Municipal Bond Fund	$1,400	$534	$1,655
(1)    Commissions retained by the Distributor for future use by the Adviser for distribution-related expenses.

The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Distribution (Rule 12b-1) and Shareholder Servicing Plan (Total Return Bond Fund and Municipal Bond Fund)
The Trust has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Total Return Bond Fund and the Municipal Bond Fund. Under the Distribution Plan, each Fund, as applicable, pays a fee to the Distributor for distribution and shareholder services (the “Distribution Fee”) for Class A shares at an annual rate of 0.25% of the Fund’s average daily net asset value, and for Class C shares at an annual rate of 1.00% of the Fund’s average daily net asset value. The fees for Class C shares represent a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee. The Rule 12b-1 distribution fee and shareholder servicing fees are discussed in greater detail below.
The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.
The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.
The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Independent Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of the Funds, select and nominate all other trustees who are not “interested persons” of the Funds. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Funds’ shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
The tables below show the amount of Rule 12b-1 fees incurred and the allocation of such fees by the Class A and Class C shares of the Funds, as applicable, for the fiscal year ended August 31, 2024.

Actual Rule 12b-1 Expenditures Incurred by the Class A and Class C Shares of the Total Return Bond Fund During the Fiscal Year Ended August 31, 2024
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Mailing	$0
Compensation to Distributor	$13,644
Compensation to Broker-Dealers	$408,421
Compensation to sales personnel	$0
Other	$0
Total	$422,065

Actual Rule 12b-1 Expenditures Incurred by the Class A Shares of the Municipal Bond Fund During the Fiscal Year Ended August 31, 2024
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Mailing	$0
Compensation to Distributor	$9,725
Compensation to Broker-Dealers	$68,040
Compensation to sales personnel	$0
Other	$0
Total	$77,765
The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. The Distribution Plan may be continued from year-to-year only if the Board, including a majority of the
Independent Trustees, concludes at least annually that continuation of the Plan is reasonably likely to benefit shareholders. In particular, the Board of Trustees has determined that it believes that the Distribution Plan is reasonably likely to provide an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to holders of Class A and Class C shares. With the exception of the Adviser, no “interested person” of the Funds, as defined in the 1940 Act, and no Independent Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.
As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the Funds to these financial intermediaries are based primarily on the dollar amount of assets invested in the Funds through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Funds to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Funds may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Funds may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Funds are discussed.
To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Funds’ shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Funds. In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the
Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

12b-1 Distribution Fee (Total Return Bond Fund and Municipal Bond Fund)
The Distributor may use the Rule 12b-1 distribution fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Class A shares and Class C shares of the Funds, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Class A shares and Class C shares of the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

Shareholder Servicing Fee (Total Return Bond Fund)
Under the Distribution Plan, the Total Return Bond Fund pays the Distributor an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class C shares for providing or arranging for shareholder support services provided to individuals and plans holding Class C shares. Class A and Institutional Class shares of the Funds are not subject to a shareholder servicing fee. The shareholder servicing fees may be used to pay the Adviser and/or various shareholder servicing agents that perform shareholder servicing functions and maintenance of Class C shareholder accounts. These services may also include the payment to financial intermediaries (including those that sponsor mutual fund supermarkets) and other service providers to obtain shareholder services and maintenance of shareholder accounts (including such services provided by broker-dealers that maintain all individual shareholder account records of, and provide shareholder servicing to, their customers who invest in the Class C shares of the Total Return Bond Fund through a single “omnibus” account of the broker-dealer). Under the Distribution Plan, shareholder servicing fee payments to the Distributor are calculated and paid at least annually.
To the extent these asset-based fees and other payments to these financial intermediaries for shareholder servicing and account maintenance they provide to the Class C shares of the Total Return Bond Fund exceed the shareholder servicing fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the
Total Return Bond Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. The Total Return Bond Fund pays the supermarket sponsor a negotiated fee for continuing services, including, without limitation, for maintaining shareholder account records and providing shareholder servicing to their brokerage customers who are shareholders of the Total Return Bond Fund. If the supermarket sponsor’s shareholder servicing fees exceed the shareholder servicing fees available from the Funds, then the balance is paid from the resources of the Adviser. The table below shows the amount of shareholder servicing fees paid during the fiscal years ended August 31, 2024, 2023 and 2022.

Shareholder Servicing Fees Paid During Fiscal Years Ended August 31,
	2024	2023	2022
Total Return Bond Fund - Class C Shares	$114,469	$104,295	$137,185

Sub-Accounting Service Fees
In addition to the fees that the Total Return Bond Fund may pay to the Transfer Agent, the Board has authorized the Total Return Bond Fund to pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents, up to the following annual limits:
•0.15% of applicable average net assets or $20 per account for Omnibus Non- Institutional Accounts;
•0.10% of applicable average net assets or $10 per account for Omnibus Institutional Accounts; and
•0.10% of applicable average net assets or $7 per account for Networked Accounts
Unless the Total Return Bond Fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, any sub-accounting fees paid by the Total Return Bond Fund are included in the total amount of “Other Expenses” listed in the Total Return Bond Fund’s Fees and Expenses table in the Prospectus.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute a Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a

“market-maker” unless, in the opinion of the Adviser, a better price or execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker- dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of a Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Funds and/or client accounts.
While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.
Investment decisions for the Funds are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of a Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.
Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for a Fund.
Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.
The Funds are required to identify any securities of their “regular brokers or dealers” that the Funds have acquired during the most recent fiscal year. The Municipal Bond Fund and the Multisector Bond Fund did not hold any securities of their “regular broker dealers” as of August 31, 2024. The following table lists such securities which were owned by the Total Return Bond Fund as of August 31, 2024:

Fund	Regular Broker-Dealer	Value of Holding
Total Return Bond Fund	JPMorgan Chase & Co.	$14,071,846
	Barclays PLC	$14,967,923
	Bank of America Corp.	$11,374,383
	Deutsche Bank Securities Inc.	$3,177,268
The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. No such transactions were made during the fiscal year ended August 31, 2024.
The following table shows the amounts paid by each Fund in brokerage commissions for the fiscal years indicated below:

Brokerage Commissions Paid During Fiscal Years Ended August 31,
	2024	2023	2022
Total Return Bond Fund	$400	$0	$157
Municipal Bond Fund	$0	$0	$0
Multisector Bond Fund	$0	$0	$0
Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.
For the fiscal years indicated below, the portfolio turnover rates for the Funds were as follows:

Portfolio Turnover During Fiscal Years Ended August 31
	2024	2023
Total Return Bond Fund	33.62%	35.55%
Municipal Bond Fund	59.72%	68.24%
Multisector Bond Fund	40.36%	74.40%

Code of Ethics
The Trust and the Adviser have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) of the 1940 Act, from the requirements to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) on behalf of the Trust which delegate to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Funds as part of its investment advisory services, subject to the supervision and oversight of the Board. Notwithstanding this delegation of responsibilities, however, the Funds retain the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a
Fund and its shareholders, taking into account the value of a Fund’s investments.
The Adviser’s Proxy Policies
The Adviser believes proxy voting is an important right of the shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. While the Adviser’s clients generally hold fixed-income securities in their accounts, the Adviser may come across proxies on equity securities which will require the Adviser to exercise a voice on its clients’ behalf.
The Adviser has adopted and implemented Proxy Voting Policies and Procedures, attached to this SAI as Appendix A, which the Adviser applies to clients over which it has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues. For those advisory clients who have retained proxy voting responsibility, the Adviser has no authority and will not vote any proxies for those client portfolios.
Policy
As a matter of policy and practice, the Adviser utilizes the proxy voting services of an unaffiliated third-party vendor, ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions

Inc., to vote proxies pursuant to the established and published voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a leading, independent provider of global proxy research and voting recommendations.
Conflicts of Interest
The Adviser is in the investment advisory business and does not engage in any investment banking or corporate finance activity, nor does it produce research for publication. Therefore, it is unlikely that conflicts will arise very frequently in the proxy voting context. Nevertheless, conflicts may arise.
To avoid a material conflict of interest over proxy voting between the Adviser and the client, the Adviser votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions Inc., and in accordance with Glass Lewis’s recommendations.
The Adviser expects that it will, in most instances, authorize ProxyEdge to vote in accordance with Glass Lewis’ recommendations with respect to specific proxy issues; however, the Adviser may authorize ProxyEdge to vote shares inconsistent with Glass Lewis’ recommendations if it believes it is in the best interest of the client and such a vote does not create a conflict of interest between the Adviser and the client. If the Adviser votes shares inconsistent with Glass Lewis’ recommendation, it will maintain a copy of such explanation on file.
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30th are available without charge, upon request, by calling toll-free, 1-877-738-9095, on the Funds’ website at www.ptam.com, or by accessing the SEC’s website at www.sec.gov.
Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the
“Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna B. Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; and reporting suspicious and/or fraudulent activity.

Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies.
The Board of Trustees considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Funds. After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.
Information about the Funds’ portfolio holdings will not be distributed to any third party except as described below:
•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Funds;
•the disclosure is made to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Funds’ independent registered public accountants, regulatory authorities, counsel to the Funds or the Board of Trustees, proxy voting service providers and financial printers involved in the reporting process;
•the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; in addition, the Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to broker- dealers so that such brokers can provide the Adviser with order flow information;
•the disclosure is made to institutional consultants evaluating the Funds on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Funds’ shareholders.
For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Funds’ portfolio holdings.
The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Funds to third parties must be provided to the full Board of Trustees or its authorized committee. In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.
Currently, on or about the 15th calendar day of the month following a calendar quarter, the Funds provide their quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters Company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg

L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation, Intercontinental Exchange, Inc. and Capital-Bridge, Inc. In addition, it is the policy to disclose an unaudited listing of their portfolio holdings as of month-end on the Funds’ website. After the information is available on the website, it is then also available to shareholders and others upon request to the Funds. The Funds’ top ten holdings are also available on the Funds’ quarterly fact sheets posted on the Funds’ website. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders on Form N-CSR and in the holdings report on Part F of Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. After a Fund’s portfolio holdings have been published on the Funds’ website or have otherwise become publicly available (e.g. by a required filing with the SEC), there are no limits on the dissemination of the information.
Determination of Net Asset Value
The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.
The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding
Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to the Adviser’s fair valuation procedures subject to oversight by the Board of Trustees.
Each equity security owned by a Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued. All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security.
Securities that are traded on more than one exchange are valued using the price of the exchange that a Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ shall be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and the asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and OTC markets as published by an approved independent pricing service (“Pricing Service”).
Money market instruments are valued at cost. If cost does not represent current market value, the securities will be priced at fair value.
Debt securities, including short-term debt instruments having a maturity of 60 days or less and municipal securities, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Pricing Service quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Fixed-income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accrued or amortized using the constant yield method until maturity. In the absence of available quotations, the securities will be priced at fair value.
Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.
Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.
Pursuant to Rule 2a-5 of the 1940 Act, other assets of the Funds are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.
Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Purchase Shares
You may purchase shares of the Funds directly from the Funds, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”).
Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and other authorized designees) are authorized to accept your order on behalf of the Funds (each an “Authorized Intermediary.”) If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.
Shares are purchased at the next calculated NAV, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds’ shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Funds, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds’ shares. The Adviser reserves the right to reject any initial or additional investments.
How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with a Fund or through your Financial Intermediary.
Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Funds’ shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Funds’ portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, a Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, a Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.
Redemption in-Kind
The Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the applicable share class of a Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the share class of a Fund in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in-kind may generate taxable gains.

Sales Charges; Sales Charge
Reductions and Waivers (Total Return Bond Fund and Municipal Bond Fund)
Sales Charge on Class A Shares. If you purchase Class A shares of the Total Return
Bond Fund and Municipal Bond Fund you will pay an initial sales charge of 2.25% when you invest, unless you qualify for a reduction or waiver of the sales charge. The sales charge for the Funds is calculated as follows:(1)

When you invest this amount	Sales Charge as a Percentage of Offering Price(2)	Sales Charge as a Percentage of Net Amount Invested(3)	Dealer Reallowance
Less than $100,000(4)	2.25%	2.30%	2.00%
$100,000-$249,999.99	1.25%	1.27%	1.00%
$250,000-$999,999.99	1.00%	1.01%	1.00%
$1,000,000 or more	0.00%	0.00%	0.00%
(1)Class A shares are offered and sold at the next offering price, which is the sum of the NAV per share and the sales charge indicated above. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
(2)The difference between the total amount invested and the sum of (a) the net proceeds to the Funds and (b) the dealer reallowance, is the amount of the initial sales charge received by the Funds’ distributor, Foreside Fund Services (the “Distributor”) (also known as the “underwriter concession”).
(3)Rounded to the nearest one-hundredth percent.
(4)The minimum initial investment for Class A shares of a Fund is $1,000 for all accounts.
You should always discuss the suitability of your investment with your broker-dealer or financial adviser.
Sales Charge Reductions and Waivers.
Maximum Investments and Subsequent Share Purchases. The maximum investment in Class C shares is $1,000,000. If a shareholder’s investment in Class C exceeds $1,000,000 (either through additional investments or the appreciation of your investments), the shareholder will have the option to either (1) maintain his/her Class C shares and make subsequent investments in a new Class A account, or (2) exchange (without federal income tax implications) all or a portion of his/her Class C shares for Class A shares and make subsequent investments in Class A shares. Subsequent investments in Class A shares will not incur a sales charge, provided that the shareholder’s aggregate investment in Class A shares and Class C shares exceeds $1,000,000. If applicable to a shareholder’s account, the shareholder will be notified of more detailed information regarding these options. If the shareholder does not respond or does not elect one of the foregoing options once an investment in Class C shares exceeds $1,000,000, the shareholder’s Class C account will be maintained but any subsequent investment by the shareholder will automatically be invested in Class A shares. In addition to written notification by the Total Return Bond Fund or Municipal Bond Fund of these options, shareholders may contact Performance Trust Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or call 1-877-738-9095 with questions or requests for additional information.
Rights of Accumulation. A shareholder may combine a current purchase of Class A shares with other existing Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of the current purchase and the current NAV of all other Class A shares owned at the financial intermediary at which the shareholder is making the current purchase. Shareholders may not aggregate shares held at different financial intermediaries. If the current purchase is made directly through the Transfer Agent, only those shares held directly at the Transfer Agent may apply toward the right of accumulation. A shareholder may aggregate shares that he or she owns and shares that are currently owned by family members including spouses, minor children or parents residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. Shareholders must notify the Transfer Agent or their financial intermediary at the time of purchase in order for the right of accumulation to apply. The Total Return Bond Fund and Municipal Bond Fund are not liable for any difference in purchase price if a shareholder fails to notify the Transfer Agent of his/her intent to exercise the right of accumulation, and the Funds reserve the right to modify or terminate this right at any time.
Reinstatement Privilege. If you redeem Class A shares, and within 60 days purchase and register new Class A shares of the same Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact your financial intermediary.
Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your sales charge on Class A shares. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.00% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
Initial Sales Charge Waivers. Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain payments. The following persons will not be subject to a sales charge on purchases of Class A shares:
•any affiliate of the Adviser or any of its or the Funds’ officers, directors, or retirees;
•registered representatives of any broker- dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•members of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers purchasing shares on behalf of their customers, including accounts purchasing shares in wrap-fee programs;
•financial intermediaries who have entered into agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;
•retirement (not including IRA accounts) and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Code and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;
•401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1 million or more or have more than 100 participants; or
•current shareholders whose aggregate value of their Class A and Class C accounts exceed $1,000,000.
Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.
To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Total Return Bond Fund and Municipal Bond Fund if your share purchase is eligible for the sales load waiver. Initial sales charges will not be applied to shares purchased by reinvesting distributions.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.
There may be other federal, state, foreign or local tax considerations to a particular investor. This section is based on the Code, Treasury Regulations, judicial decisions, and Internal Revenue Service (“IRS”) guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. These changes could impact the Funds’ investments or the tax consequences to you of investing in the Funds. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. Please consult your own tax adviser before investing.
States generally do not impose an income tax on Fund distributions that are attributable to interest earned on direct obligations of the U.S. Government. However, some states impose minimum investment or reporting requirements that must be met by a Fund. Income earned by a Fund from its investments in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment at the state level. The rules on exemption of this income at the state level may be different for corporate shareholders.
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subtitle A, Chapter 1, Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes on amounts distributed. However, the Funds can give no assurances that their anticipated distributions will be sufficient to eliminate all Fund level taxes. If the Funds do not qualify as RICs and are unable to obtain relief from such failure, they would generally be taxed as regular corporations and, in such case, it would be more beneficial for a shareholder to directly own a Fund’s underlying investments rather than indirectly owning them through the Fund.
To qualify as a RIC, a Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to a Fund’s business of investing in such stock, securities or foreign currencies and (3) net income derived from an interest in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no assurance that future Treasury Regulations will not come to a different conclusion or that a Fund will satisfy all requirements to be taxed as a RIC.
Furthermore, a Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

A Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12-month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period) and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.
The Municipal Bond Fund intends to invest at least 80% of its net assets in municipal obligations that pay interest that is exempt from regular federal income tax. For the Municipal Bond Fund to pay tax-exempt distributions for any taxable year, at least 50% of the aggregate value of its assets at the close of each quarter of its taxable year must consist of municipal obligations that pay interest that is excluded from gross income under Section 103 of the Code. Non-corporate shareholders that are subject to the alternative minimum tax are required to include as a tax preference item any portion of tax-exempt distributions received from the Municipal Bond Fund that are attributable to interest earned on the Fund’s investments in specified private activity bonds.
Investment company taxable income generally consists of taxable interest, dividends, income distributions from REITs, and net short-term capital gain, less expenses. Net capital gain is the excess of the net long-term capital gain over the net short-term capital loss, after taking into account any capital loss carryforward of the Funds. Each Fund may elect to defer certain losses for tax purposes. At August 31, 2024, the Funds had capital loss carryovers as follows:

	Short-Term	Long-Term
Total Return Bond Fund	$212,029,822	$352,682,156
Municipal Bond Fund	46,273,069	48,334,907
Multisector Bond Fund	1,246,008	2,484,838
During fiscal year ended August 31, 2024 the Multisector Bond Fund utilized capital losses of $187,062.
Distributions of investment company taxable income are generally taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. In the case of a corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent a Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-
corporate or corporate shareholders, as applicable, cannot, however, exceed the aggregate amount of such dividends received by a Fund for its taxable year.
Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.
Distributions of any tax-exempt income, investment company taxable income and net capital gain will be taxable as described above whether received in additional shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.
Certain of a Fund’s transactions involving short sales, futures, options, swap agreements, hedged investments or other similar transactions, if any, may be subject to special provisions of the Code that, among other things, may affect the timing, amount and character of distributions to you.
Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income (which excludes tax-exempt distributions made by the Municipal Bond Fund), net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions (other than tax-exempt distributions from the Municipal Bond Fund) are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of a Fund’s shares is includable in such shareholder’s investment income for purposes of this NII tax.
A sale, redemption or exchange of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale, redemption, or exchange of shares of a Fund will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale, redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. Any loss realized upon a sale, exchange or redemption of a share of the Municipal Bond Fund held for six months or less will be disallowed to the extent of any tax-exempt distributions received with respect to such share. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale, redemption or exchange of Fund shares may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale, redemption or exchange. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale, redemption or exchange of the shares.
Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid to: (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items, (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Except in the case of certain exempt shareholders, if a shareholder does not furnish a Fund with its correct Social Security Number or other applicable taxpayer identification number and certain certifications or a Fund receives notification from the IRS requiring backup withholding, a Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.
Foreign taxpayers (including nonresident aliens) are generally subject to tax withholding at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax convention.

Distributions
Each Fund will receive income primarily in the form of interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be distributed to the Funds’ shareholders.
The amount of a Fund’s distributions is dependent upon the amount of net investment income received by a Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. A Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.
A Fund also may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforward) comprise part of net investment income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the Fund shares may have been held by the shareholders. Net capital losses realized by a Fund may be carried over indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax advisor.
Any distribution paid by a Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.
Distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.
Cost Basis Reporting
The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 (“covered shares”) when such shareholders subsequently sell, exchange or redeem such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss. If you sell, exchange or redeem covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on a Form 1099 series information return.
A cost basis method is the method by which the Funds determine which specific shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire position in a Fund and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Funds or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.
If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Financial Statements
The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Funds’ 2024 Annual Report to Shareholders on Form N-CSR, are incorporated herein by reference in this SAI.

APPENDIX A – PROXY VOTING POLICIES OF THE ADVISER
PTAM Proxy Voting Policies and
Procedures
Introduction
PT Asset Management, LLC (DBA: PTAM) (“PTAM”) believes proxy voting is an important right of the shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. While our clients generally hold fixed-income securities in their accounts, we may come across proxies on equity securities which will require us to exercise a voice on our clients’ behalf.
The document detailed below summarizes PTAM’s proxy voting policies and procedures and applies to clients over which we have voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues. For those advisory clients who have retained proxy voting responsibility, PTAM has no authority and will not vote any proxies for those client portfolios.
Policy
As a matter of policy and practice, PTAM utilizes the proxy voting services of an unaffiliated third-party vendor, ProxyEdge, to vote proxies pursuant to Glass Lewis & Co. (“Glass Lewis”) established and published voting guidelines. In the client agreement, the client reserves the right to revoke proxy voting authority at any time.
For the three mutual funds which PTAM advises, Performance Trust Total Return Bond Fund and Performance Trust Municipal Bond Fund (collectively, the “Funds”), we have delegated the responsibility of voting proxies to the Funds’ trust. The Funds are a part of a series of Trust for Professional Managers (“TPM”), a Delaware statutory trust that is registered under the Investment Company Act of 1940. As such, TPM files Form N-PX with the Securities and Exchange Commission
(“SEC”) on an annual basis. The N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year. The records can be obtained on the SEC’s website at www.sec.gov.
Conflicts of Interest
PTAM is in the investment advisory business. We do not engage in any investment banking or corporate finance activity, nor do we produce research for publication. Therefore, it is unlikely that conflicts will arise very frequently in the proxy voting context.
Nevertheless, conflicts may arise.
In order to avoid a material conflict of interest over proxy voting between PTAM and the client, PTAM votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions Inc., and in accordance with Glass Lewis’ recommendations. Glass Lewis is a leading, independent provider of global proxy research and voting recommendations.
Procedures
PTAM expects that it will, in most instances, authorize ProxyEdge to vote in accordance with Glass Lewis’ recommendations with respect to specific proxy issues; however, we may authorize ProxyEdge to vote shares inconsistent with Glass Lewis’ recommendations if we believe it is in the best interest of the client and such a vote does not create a conflict of interest between PTAM and the client. Upon doing so, we will have on file a written disclosure detailing why we believe Glass Lewis’ recommendation was not in the client’s best interest.
PTAM will use its reasonable efforts to ensure that each proxy has been voted based on reasonably complete information with respect to the issue and in accordance with the proxy voting policies and procedures noted herein.

Recordkeeping
PTAM will maintain a proxy file to retain records relating to the proxies voted by ProxyEdge on our clients’ behalf for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record. This file will contain, at a minimum, the proxy materials distributed by the issuer of the security to which the proxy relates and a record of how ProxyEdge voted that proxy based on Glass Lewis’ recommendations. If PTAM overrides Glass Lewis’ recommendation, we will maintain a copy of such explanation in the file as well.
Requests
Clients may obtain a copy of PTAM’s proxy voting policies and procedures, information on how ProxyEdge has actually voted proxies with respect to equity securities held in their accounts for which they have exercised voting authority to PTAM, or Glass Lewis’ proxy voting guidelines by emailing investorrelations@ptam.com. Within 3 days of receipt of the request, PTAM will honor the request via first class mail.

TRUST FOR PROFESSIONAL MANAGERS
PART C

PERFORMANCE TRUST FUNDS

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

		(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(1)	(i)
Amended and Restated Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 417 to its Registration Statement on Form N-1A with the SEC on December 16, 2013, and is incorporated by reference.

		(ii)
First Amendment to the Amended and Restated Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 631 to its Registration Statement on Form N-1A with the SEC on December 21, 2017, and is incorporated by reference.

		(iii)
Second Amendment to the Amended and Restated Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.

	(2)		Memorandum of Agreement (Management Fee Waivers) — Filed Herewith.
(e)	(1)	(i)
Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 281 to its Registration Statement on Form N-1A with the SEC on December 23, 2011, and is incorporated by reference.

		(ii)
Distribution Agreement (effective May 31, 2017) was previously filed with Registrant’s Post-Effective Amendment No. 791 to its Registration Statement on Form N-1A with the SEC on December 20, 2021, and is incorporated by reference.

		(iii)
First Amendment to the Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.

		(iv)
Distribution Agreement (effective September 30, 2021) was previously filed with Registrant’s Post-Effective Amendment No. 791 to its Registration Statement on Form N-1A with the SEC on December 20, 2021, and is incorporated by reference.

(f)			Bonus or Profit Sharing Contracts – Not Applicable.
(g)	(1)	(i)	Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 200 to its Registration Statement on Form N-1A with the SEC on August 27, 2010, and is incorporated by reference.
		(ii)
First Amendment to the Custody Agreement was previously filed with the Registrant’s Post-Effective Amendment No. 250 to its Registration Statement on Form N-1A with the SEC on June 28, 2011, and is incorporated by reference.

		(iii)
Second Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 528 to its Registration Statement on Form N-1A with the SEC on December 21, 2015, and is incorporated by reference.

		(iv)
Third Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 631 to its Registration Statement on Form N-1A with the SEC on December 21, 2017, and is incorporated by reference.

(v)
Fourth Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.

		(vi)	Fifth Amendment to the Custody Agreement — Filed Herewith.
(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 200 to its Registration Statement on Form N-1A with the SEC on August 27, 2010, and is incorporated by reference.

(ii)
First Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 250 to its Registration Statement on Form N-1A with the SEC on June 28, 2011, and is incorporated by reference.

(iii)
Second Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 631 to its Registration Statement on Form N-1A with the SEC on December 21, 2017, and is incorporated by reference.

(iv)
Third Amendment to the Fund Administration Agreement was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.

		(v)	Fourth Amendment to the Fund Administration Agreement — Filed Herewith.
	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 200 to its Registration Statement on Form N-1A with the SEC on August 27, 2010, and is incorporated by reference.

(ii)
First Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 250 to its Registration Statement on Form N-1A with the SEC on June 28, 2011, and is incorporated by reference.

(iii)
Second Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 631 to its Registration Statement on Form N-1A with the SEC on December 21, 2017, and is incorporated by reference.

(iv)
Third Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.

		(v)	Fourth Amendment to the Transfer Agent Servicing Agreement — Filed Herewith.
	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 200 to its Registration Statement on Form N-1A with the SEC on August 27, 2010, and is incorporated by reference.

(ii)
First Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 250 to its Registration Statement on Form N-1A with the SEC on June 28, 2011, and is incorporated by reference.

(iii)
Second Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 528 to its Registration Statement on Form N-1A with the SEC on December 21, 2015, and is incorporated by reference.

(iv)
Third Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 631 to its Registration Statement on Form N-1A with the SEC on December 21, 2017, and is incorporated by reference.

(v)
Fourth Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.

		(vi)	Fifth Amendment to the Fund Accounting Servicing Agreement — Filed Herewith.
	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 848 to its Registration Statement on Form N-1A with the SEC on January 25, 2024, and is incorporated by reference.
	(5)	(i)
Amended and Restated Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 631 to its Registration Statement on Form N-1A with the SEC on December 21, 2017, and is incorporated by reference.

(ii)
First Amendment to the Amended and Restated Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.

(i)			Legal Opinions.
(1)
Opinion and Consent of Counsel with respect to the Performance Trust Total Return Bond Fund (f/k/a Performance Trust Strategic Bond Fund) was previously filed with Registrant’s Post-Effective Amendment No. 200 to its Registration Statement on Form N-1A with the SEC on August 27, 2010, and is incorporated by reference.

(2)
Opinion and Consent of Counsel with respect to the Performance Trust Municipal Bond Fund (Institutional Class and Class A (f/k/a Retail Class) shares) was previously filed with Registrant’s Post-Effective Amendment No. 250 to its Registration Statement on Form N-1A with the SEC on June 28, 2011, and is incorporated by reference.

(3)
Opinion and Consent of Counsel with respect to the Performance Trust Total Return Bond Fund (f/k/a Performance Trust Strategic Bond Fund) (Class A and Class C shares) was previously filed with Registrant’s Post-Effective Amendment No. 675 to its Registration Statement on Form N-1A with the SEC on December 28, 2018, and is incorporated by reference.

(4)
Opinion and Consent of Counsel with respect to the Performance Trust Multisector Bond Fund (f/k/a Performance Trust Credit Fund) (Institutional Class shares) was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.

	(5)		Consent of Counsel — Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements – Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)	(1)	(i)	Rule 12b-1 Plan was previously filed with Registrant’s Post-Effective Amendment No. 675 to its Registration Statement on Form N-1A with the SEC on December 28, 2018, and is incorporated by reference.
(n)	(1)	(i)
Amended and Restated Rule 18f-3 Multiple Class Plan was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.

(o)			Reserved.
(p)			Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

(2)
Code of Ethics for Adviser was previously filed with Registrant’s Post-Effective Amendment No. 675 to its Registration Statement on Form N-1A with the SEC on December 28, 2018, and is incorporated by reference.

	(3)		Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Reference is made to Article X of the Registrant’s Amended and Restated Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

PT Asset Management, LLC (DBA: PTAM) (the “Adviser”) serves as the investment adviser for the Performance Trust Total Return Bond Fund, the Performance Trust Municipal Bond Fund and the Performance Trust Multisector Bond Fund (the “Funds”). The principal business address of the Adviser is 500 West Madison, Suite 470, Chicago, Illinois 60661. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter.

(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.Absolute Shares Trust
4.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.AdvisorShares Trust
9.AFA Private Credit Fund
10.AGF Investments Trust
11.AIM ETF Products Trust
12.Alexis Practical Tactical ETF, Series of Listed Funds Trust
13.AlphaCentric Prime Meridian Income Fund
14.American Century ETF Trust
15.Amplify ETF Trust
16.Applied Finance Dividend Fund, Series of World Funds Trust
17.Applied Finance Explorer Fund, Series of World Funds Trust
18.Applied Finance Select Fund, Series of World Funds Trust
19.ARK ETF Trust
20.ARK Venture Fund
21.Bitwise Funds Trust
22.Bluestone Community Development Fund
23.BondBloxx ETF Trust
24.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.Bridgeway Funds, Inc.
26.Brinker Capital Destinations Trust
27.Brookfield Real Assets Income Fund Inc.
28.Build Funds Trust
29.Calamos Antetokounmpo Global Sustainable Equities ETF, Series of Calamos ETF Trust
30.Calamos Convertible and High Income Fund
31.Calamos Convertible Equity Alternative ETF, Series of Calamos ETF Trust
32.Calamos Convertible Opportunities and Income Fund
33.Calamos Dynamic Convertible and Income Fund

34.Calamos Global Dynamic Income Fund
35.Calamos Global Total Return Fund
36.Calamos Strategic Total Return Fund
37.Carlyle Tactical Private Credit Fund
38.Cascade Private Capital Fund
39.Catalyst Strategic Income Opportunities Fund
40.CBRE Global Real Estate Income Fund
41.Center Coast Brookfield MLP & Energy Infrastructure Fund
42.Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
43.Clifford Capital International Value Fund, Series of World Funds Trust
44.Clifford Capital Partners Fund, Series of World Funds Trust
45.Cliffwater Corporate Lending Fund
46.Cliffwater Enhanced Lending Fund
47.Cohen & Steers Infrastructure Fund, Inc.
48.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
49.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
50.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
51.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
52.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
53.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
54.Davis Fundamental ETF Trust
55.Defiance Connective Technologies ETF, Series of ETF Series Solutions
56.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
57.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
58.Defiance Quantum ETF, Series of ETF Series Solutions
59.Denali Structured Return Strategy Fund
60.Dividend Performers ETF, Series of Listed Funds Trust
61.Dodge & Cox Funds
62.DoubleLine ETF Trust
63.DoubleLine Income Solutions Fund
64.DoubleLine Opportunistic Credit Fund
65.DoubleLine Yield Opportunities Fund
66.DriveWealth ETF Trust
67.EIP Investment Trust
68.Ellington Income Opportunities Fund
69.ETF Opportunities Trust
70.Evanston Alternative Opportunities Fund
71.Exchange Listed Funds Trust
72.Exchange Place Advisors Trust
73.FlexShares Trust
74.Forum Funds
75.Forum Funds II
76.Forum Real Estate Income Fund
77.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
78.Grayscale Future of Finance ETF, Series of ETF Series Solutions
79.Guinness Atkinson Funds
80.Harbor ETF Trust
81.Hawiian Tax-Free Trust
82.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
83.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
84.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
85.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
86.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
87.IDX Funds
88.Innovator ETFs Trust
89.Ironwood Institutional Multi-Strategy Fund LLC
90.Ironwood Multi-Strategy Fund LLC
91.Jensen Quality Growth ETF, Series of Trust for Professional Managers
92.John Hancock Exchange-Traded Fund Trust
93.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

94.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
95.Mairs & Power Growth Fund, Series of Trust for Professional Managers
96.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
97.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
98.Manor Investment Funds
99.Milliman Variable Insurance Trust
100.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
101.Morgan Stanley ETF Trust
102.Morningstar Funds Trust
103.Mutual of America Investment Corporation
104.NEOS ETF Trust
105.Niagara Income Opportunities Fund
106.NXG Cushing® Midstream Energy Fund
107.Opal Dividend Income ETF, Series of Listed Funds Trust
108.OTG Latin American Fund, Series of World Funds Trust
109.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
110.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
111.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
112.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
113.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
114.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
115.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
116.Palmer Square Funds Trust
117.Palmer Square Opportunistic Income Fund
118.Partners Group Private Income Opportunities, LLC
119.Performance Trust Mutual Funds, Series of Trust for Professional Managers
120.Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers
121.Perkins Discovery Fund, Series of World Funds Trust
122.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.Plan Investment Fund, Inc.
124.Point Bridge America First ETF, Series of ETF Series Solutions
125.Preferred-Plus ETF, Series of Listed Funds Trust
126.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
127.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
128.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
129.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
130.Renaissance Capital Greenwich Funds
131.Reynolds Funds, Inc.
132.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
133.RiverNorth Patriot ETF, Series of Listed Funds Trust
134.RMB Investors Trust
135.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
136.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
137.Roundhill Alerian LNG ETF, Series of Listed Funds Trust
138.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
139.Roundhill Cannabis ETF, Series of Listed Funds Trust
140.Roundhill ETF Trust
141.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
142.Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
143.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
144.Roundhill Video Games ETF, Series of Listed Funds Trust
145.Rule One Fund, Series of World Funds Trust
146.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
147.Six Circles Trust
148.Sound Shore Fund, Inc.
149.SP Funds Trust
150.Sparrow Funds
151.Spear Alpha ETF, Series of Listed Funds Trust
152.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
153.STF Tactical Growth ETF, Series of Listed Funds Trust

154.Strategic Trust
155.Strategy Shares
156.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
157.Tekla World Healthcare Fund
158.Tema ETF Trust
159.The 2023 ETF Series Trust
160.The 2023 ETF Series Trust II
161.The Cook & Bynum Fund, Series of World Funds Trust
162.The Community Development Fund
163.The Finite Solar Finance Fund
164.The Private Shares Fund
165.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.Third Avenue Trust
167.Third Avenue Variable Series Trust
168.Tidal ETF Trust
169.Tidal Trust II
170.Tidal Trust III
171.TIFF Investment Program
172.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.Timothy Plan International ETF, Series of The Timothy Plan
175.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
176.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
178.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
179.Total Fund Solution
180.Touchstone ETF Trust
181.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
182.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
183.TrueShares Active Yield ETF, Series of Listed Funds Trust
184.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
185.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
186.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
187.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
188.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
189.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
192.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
193.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
194.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
195.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
196.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
197.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
198.U.S. Global Investors Funds
199.Union Street Partners Value Fund, Series of World Funds Trust
200.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
201.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
202.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
203.Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
204.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
205.Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
206.VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
207.VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
208.VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
209.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
210.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
211.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
212.VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
213.VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II

214.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
216.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
217.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
218.VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
219.VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
220.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
221.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
222.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
223.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
225.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
226.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
227.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
228.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
229.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
230.VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
231.VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
232.VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
233.Volatility Shares Trust
234.West Loop Realty Fund, Series of Investment Managers Series Trust
235.Wilshire Mutual Funds, Inc.
236.Wilshire Variable Insurance Trust
237.WisdomTree Digital Trust
238.WisdomTree Trust
239.WST Investment Trust
240.XAI Octagon Floating Rate & Alternative Income Term Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100 Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	PT Asset Management, LLC 500 West Madison, Suite 470 Chicago, IL 60661
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 875 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 875 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on December 23, 2024.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ John P. Buckel
John P. Buckel
Chairperson, President, Principal Executive Officer and Interested Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 875 to the Registrant’s Registration Statement has been signed below on December 23, 2024 by the following persons in the capacities indicated.

Signature	Title
/s/ John P. Buckel John P. Buckel	Chairperson, President, Principal Executive Officer and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Vincent P. Lyles* Vincent P. Lyles	Independent Trustee
Erik K. Olstein* Erik K. Olstein	Independent Trustee
Lisa Zúñiga Ramírez* Lisa Zúñiga Ramírez	Independent Trustee
Gregory M. Wesley* Gregory M. Wesley	Independent Trustee
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ John P. Buckel
John P. Buckel
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 848 to its Registration Statement on Form N-1A with the SEC on January 25, 2024, and is incorporated by reference.

EXHIBIT INDEX

Exhibit Number	Description

(d)(2)	Memorandum of Agreement (Management Fee Waivers)
(g)(1)(vi)	Fifth Amendment to the Custody Agreement
(h)(1)(v)	Fourth Amendment to the Fund Administration Agreement
(h)(2)(v)	Fourth Amendment to the Transfer Agent Servicing Agreement
(h)(3)(vi)	Fifth Amendment to the Fund Accounting Servicing Agreement
(i)(5)	Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm